UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.
Suite 500
Northbrook, Illinois 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860
Registrant's telephone number, including area code

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Frontegra Mastholm International Equity Fund
Frontegra Hexam Emerging Markets Fund
Frontegra Netols Small Cap Value Fund
Frontegra Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.
________

December 31, 2010

TABLE OF CONTENTS

Shareholder Letter	1
Expense Example	2
Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Report from Reams Asset Management, a division of Scout Investments, Inc.	6
Investment Highlights	8
Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Investment Highlights	20
Schedule of Investments	21
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Frontegra Mastholm International Equity Fund
Report from Mastholm Asset Management, LLC	30
Investment Highlights	31
Schedule of Investments	32
Portfolio Diversification	34
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	38
Frontegra Hexam Emerging Markets Fund
Schedule of Investments	40
Portfolio Diversification	42
Statement of Assets and Liabilities	43
Statement of Operations	44
Statement of Changes in Net Assets	45
Financial Highlights	46

Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	48
Investment Highlights	49
Schedule of Investments	50
Statement of Assets and Liabilities	53
Statement of Operations	54
Statements of Changes in Net Assets	55
Financial Highlights	56
Frontegra Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	59
Investment Highlights	61
Schedule of Investments	62
Statement of Assets and Liabilities	66
Statement of Operations	67
Statements of Changes in Net Assets	68
Financial Highlights	69
Notes to Financial Statements	70
Board of Directors’ Approval of Advisory and Subadvisory Agreements	83

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062.  Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds’ investment adviser.

This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past six months ending December 31, 2010.  Markets rebounded sharply in the second half of 2010 following a downturn.  The S&P 500 Index was up over 23% for the period.  Small capitalization stocks were up, with the Russell 2000 Value Index returning 26.58%.  International stocks, as measured by the MSCI EAFE Index, returned 24.28% over the same time frame.  The U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was up 1.15% for the six-month period.

Fund Results

For the six month period ending December 31, 2010, the Funds generated the following net (i.e. after fee) returns:

The Frontegra Columbus Core Plus Fund - Institutional Class, managed by Reams Asset Management, a division of Scout Investments, Inc., returned 2.57% versus the 1.15% return of the Barclays Capital U.S. Aggregate Bond Index; the Frontegra Columbus Core Fund, also managed by Reams Asset Management, returned 1.65%.

The Frontegra Mastholm International Equity Fund, managed by Mastholm Asset Management, returned 27.17% versus the benchmark return of 24.28% for the MSCI EAFE Index.

The Frontegra Netols Small Cap Value Fund – Institutional Class, managed by Netols Asset Management, returned 27.40% versus the Russell 2000 Value Index return of 26.58%.

The Frontegra Phocas Small Cap Value Fund – Class L, managed by Phocas Financial, returned 30.50% versus the Russell 2000 Value Index return of 26.58%.

For the period from December 20, 2010 through December 31, 2010, the Frontegra Hexam Emerging Markets Fund returned 1.70% versus the 3.68% return of the MSCI Emerging Markets Index (Net).

Outlook

While we are delighted with the bounce the markets have experienced, a great deal of uncertainty remains.  We and the subadvisers of the Frontegra Funds will strive to manage skillfully in these precarious markets.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past.  As always, we appreciate your investment and your continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA
President
Frontegra Funds, Inc.
Frontegra Funds

EXPENSE EXAMPLE
December 31, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.  Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.  A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra Mastholm International Equity and Hexam Emerging Markets Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10 – 12/31/10).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses.  However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds
EXPENSE EXAMPLE (continued)
December 31, 2010 (Unaudited)

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Funds	Value 7/1/2010	Value 12/31/2010	Expense Ratio*	During the Period*

Columbus Core Plus
Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,025.70	0.36%	$1.84
Hypothetical 5% Return	$1,000.00	$1,023.19	0.36%	$1.84

Columbus Core Plus
Fund – Class Y
Actual Fund Return	$1,000.00	$1,023.50	0.76%	$3.88
Hypothetical 5% Return	$1,000.00	$1,021.70	0.76%	$3.87

Columbus Core Fund
Actual Fund Return	$1,000.00	$1,016.50	0.37%	$1.88
Hypothetical 5% Return	$1,000.00	$1,023.19	0.37%	$1.89

Mastholm International Equity Fund
Actual Fund Return	$1,000.00	$1,271.70	0.75%	$4.29
Hypothetical 5% Return	$1,000.00	$1,021.42	0.75%	$3.82

Netols Small Cap Value
Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,274.00	1.10%	$6.30
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

Netols Small Cap
Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,272.00	1.50%	$8.59
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63

Phocas Small Cap
Value Fund – Class L
Actual Fund Return	$1,000.00	$1,305.00	0.99%	$5.75
Hypothetical 5% Return	$1,000.00	$1,020.21	0.99%	$5.04

*	Expenses are equal to each Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Funds
EXPENSE EXAMPLE (continued)
December 31, 2010 (Unaudited)

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Fund	Value	Value 12/31/2010	Expense Ratio	During the Period

Hexam Emerging Markets Fund
Actual Fund Return*	$1,000.00	$1,017.00	1.30%	$0.40
Hypothetical 5% Return**	$1,000.00	$1,018.65	1.30%	$6.61

*
Actual expenses are equal to the Fund’s annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 11/365 to reflect the most recent fiscal period end since the Hexam Emerging Markets Fund commenced operations on December 20, 2010.

**
Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.30% multiplied by the average account value over the period commencing July 1, 2010, multiplied by 184/365 to reflect information had the Hexam Emerging Markets Fund been in operation for the entire fiscal half year.

FRONTEGRA
COLUMBUS CORE PLUS FUND

FRONTEGRA
COLUMBUS CORE FUND

REPORT FROM REAMS ASSET MANAGEMENT,
A DIVISION OF SCOUT INVESTMENTS, INC.

Dear Fellow Shareholders:

The Frontegra Columbus Core Plus Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

The Frontegra Columbus Core Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

Performance Review

For the six month period ending December 31, 2010 the Frontegra Columbus Core Plus Fund (Institutional Class) had a net return of 2.57% compared to 1.15% for the benchmark, the Barclays Capital U.S. Aggregate Bond Index.  Duration strategy added 13 basis points as the portfolio was positioned defensively and interest rates rose.  Yield curve added 40 basis points as our barbell strategy outperformed.  Sector and security selection were both positive, with sector adding 52 basis points and security selection adding 53 basis points to performance.  Within these categories, high yield added 78 basis points as we were overweight in this outperforming sector.  Investment grade credit added 53 basis points and ABS added 54 basis points due to superior security selection.  Mortgage backed securities (“MBS”), excluding commercial mortgage backed securities (“CMBS”), subtracted 38 basis points and government related subtracted 8 basis points as we were underweight in these outperforming sectors.  Non dollar subtracted 24 basis points and CMBS subtracted 10 basis points as our holdings in these sectors underperformed.

For the six month period ending December 31, 2010 the Frontegra Columbus Core Fund had a net return of 1.65% compared to 1.15% for the benchmark, the Barclays Capital U.S. Aggregate Bond Index.  Duration strategy added 34 basis points as the portfolio was positioned defensively and interest rates rose.  Yield curve added 39 basis points as our barbell strategy outperformed.  Sector and security selection were mixed, with sector subtracting 15 basis points and security selection adding 6 basis points to performance.  Within these categories, investment grade credit added 34 basis points and asset backed securities (“ABS”) added 5 basis points as we were overweight in these outperforming sectors.  MBS (excluding CMBS) subtracted 28 basis points, CMBS subtracted 12 basis points, and government related subtracted 8 basis points as we were underweight in these outperforming sectors.

Fixed Income Outlook

•
Speculation surrounding a second round of quantitative easing (QE2) dominated much of the economic news during the second half of the year.  As Fed meetings progressively hinted at a QE2 program, research analysts predicted that a moderate approach might be inadequate and that an additional initiative of up to $2 trillion may be necessary to accomplish the Fed’s objectives.  The expectation that the Fed would target purchases in the middle of the yield curve (3 to 10-year maturities) pushed yields in this part of the curve to historically low levels.  One side effect of the QE2 anticipation was a weakening currency, as the U.S. Dollar Index declined nearly 9% during the two months of September and October.

•
When the Fed’s plan was officially announced early in November, it was met with sharp criticism from lawmakers and politicians concerned about the longer-term consequences of this unprecedented action.  The plan was also criticized by foreign countries, particularly China and Germany, who viewed the action as currency manipulation designed to drive the U.S. Dollar lower.  The harsh and widespread criticism faced by the Fed’s QE2 announcement suddenly raised very significant doubts regarding any additional quantitative easing initiatives and the fierce opposition seemed to catch investors off-guard.  The market reversal was stark.  The middle of the yield curve dropped sharply in price and the depressed U.S. Dollar rallied with the U.S. Dollar Index up 7% by the end of November from its low on November 4.

•
Following the U.S. mid-term elections, Republicans gained 63 seats in the House of Representatives, taking control of that chamber and narrowing their minority in the Senate.  This shift in power began affecting fiscal and economic policy, even before the new Congress met for its first session in 2011.  President Obama was pressured to compromise on extending the Bush-era tax cuts as Republicans leveraged their election gains to push this top-priority agenda item.  The passage of tax cuts in December helped extend the selloff in bonds as the tax cuts are likely to provide additional fiscal stimulus that could spark future inflation.

•
European markets were particularly volatile during the second half of the year.  In September, international bank regulators announced plans to double the capital requirements for banks, but gave lenders eight years to fully comply with the new standards.  This time frame, and capital requirement level, was slightly more favorable than analysts expected, providing a short-term boost to these institutions.  European markets briefly moved higher as the announcements provided some improved confidence for investors.

•
The improved sentiment, however, was short-lived as problems in Ireland reached a critical level in November.  Continuing support for its ailing banking sector put heavy pressure on the country’s finances.  Similar to the Greece experience in May, Ireland’s legislators were pressured to pass austerity measures and had little choice but to accept a ?85 billion bailout from the European Union (EU) and the International Monetary Fund (IMF).  Funding costs rose in other “at risk” countries, such as Portugal and Spain, as these events increased fears that the EU and the IMF will be forced to bail out additional countries.

•
In regard to market performance, the most prominent theme during the fourth quarter was the volatility and steepening of the yield curve due to distortions from the Fed’s QE2 program.  The 3, 5, 10, and 30-year bellwethers increased in yield by 36, 74, 78, and 65 basis points during the fourth quarter.  Within the spread sectors, high yield was the strongest performer, with option-adjusted spreads tightening 95 basis points as improving economic sentiment inspired buyers.  MBS tightened by 53 basis points, investment grade credit tightened 19 basis points and CMBS tightened 15 basis points.  ABS spreads widened by 9 basis points.

Core and Core Plus Portfolio Strategy

•
During the fourth quarter, we returned the portfolio to a lower risk profile.  The Treasury position is now overweight due to this lower risk profile and our yield curve positioning.  The yield curve remains steep on a historic basis and we continue to maintain a barbell position.  If the curve flattens as we expect it to, the portfolio should outperform.

•	Credit spreads tightened during the fourth quarter making valuations less attractive. As a result, we harvested gains in the corporate sector, reducing the portfolio’s weight in this sector.

•
The portfolio continues to be underweight and defensively positioned in the MBS sector.  Our focus continues to be in 10-year amortization, agency mortgage securities.  We believe these shorter maturity securities have a lower risk profile relative to other agency securities in the MBS sector.

•	We maintain an overweight position in the ABS sector. The holdings in this sector are focused on auto finance, which is backed by solid collateral.

Scout Investments (“Scout”), a subsidiary of UMB Financial Corporation, completed its acquisition of the assets and business of Reams on November 30, 2010.  Reams will operate as a division of Scout and remain in Columbus, Indiana.  The firm’s leadership team will continue to manage the business in their current roles and provide the fixed income solution to Scout.  The investment process and philosophy guiding the existing strategies will remain unchanged.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

Mark M. Egan, CFA, CPA	Thomas M Fink, CFA
Reams Asset Management, a division of Scout Investments, Inc.	Reams Asset Management, a division of Scout Investments, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*
FOR PERIODS ENDED 12/31/10	FUND	INDEX

SIX MONTHS	2.57%	1.15%

ONE YEAR	10.06%	6.54%

FIVE YEAR
AVERAGE ANNUAL	9.20%	5.80%

TEN YEAR
AVERAGE ANNUAL	7.58%	5.84%

This chart assumes an initial gross investment of $100,000 made on 12/31/00. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

*	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

Principal Amount		Value
ASSET BACKED SECURITIES 8.9%
	Americredit Automobile
	Receivables Trust
$1,630,000	Series 2008-AF, Class A4,
	6.960%, 10/14/2014	$1,749,592
	Chrysler Financial Auto
	Securitization Trust
3,108,708	Series 2009-B, Class A-2,
	1.150%, 11/08/2011	3,112,777
	Chrysler Financial
	Automobile TALF
2,023,206	Series 2009-AF, Class A3,
	2.820%, 01/15/2016	2,055,446
	Countrywide
	Asset-Backed Certificates
3,421,084	Series 2006-S2, Class A3,
	5.841%, 07/25/2027	1,601,249
1,468,325	Series 2006-S2, Class A4,
	6.091%, 07/25/2027	360,477
792,922	Series 2006-S5, Class A3,
	5.762%, 06/25/2035	246,274
1,318,120	Series 2007-S2, Class A6,
	5.779%, 05/25/2037	768,770
	Credit Suisse Mortgage
	Capital Certificates
1,658,902	Series 2009-12R, Class 41A1,
	5.250%, 03/27/2037
	(Acquired 10/06/2009,
	Cost $1,652,681 (b)	1,610,364
	Discover Card Master Trust I
1,480,000	Series 2006-1, Class A2,
	0.310%, 08/16/2013 (a)	1,479,735
	Ford Credit Auto Owner Trust
2,779,745	Series 2009-A, Class A3B,
	2.760%, 05/15/2013	2,811,690
2,355,000	Series 2009-D, Class A3,
	2.170%, 10/15/2013	2,381,637
	GE Capital Credit Card
	Master Note Trust
2,450,000	Series 2009-3, Class A,
	2.540%, 09/15/2014	2,479,436
	GMAC Mortgage
	Corporation Loan Trust
1,724,128	Series 2006-HE3, Class A3,
	5.805%, 10/25/2036	1,040,477
	GSAA Home Equity Trust
1,202,536	Series 2006-S1, Class 1A1,
	0.421%, 01/25/2037	193,082
	Hertz Vehicle Financing LLC
1,825,000	Series 2009-2A, Class A1,
	4.260%, 03/25/2014
	(Acquired 10/16/2009,
	Cost $1,824,891 (b)	1,909,636
	Home Equity Mortgage Trust
4,295,378	Series 2006-5, Class A1,
	5.500%, 01/25/2037	775,385
	Hyundai Auto Receivables Trust
4,140,000	Series 2009-A, Class A3,
	2.030%, 08/15/2013	4,187,019
	Keystone Owner Trust
6,224	Series 1998-P1, Class M1,
	7.530%, 05/25/2025
	(Acquired 12/10/2008,
	Cost $5,899) (b)	6,125
	Mid-State Trust
881,659	Series 11, Class A1, 4.864%,
	07/15/2038	882,234
	Residential Funding
	Mortgage Securities
50,177	Series 2005-HS1, Class AI2,
	4.660%, 09/25/2035	48,569
354,115	Series 2003-HS1, Class AI6,
	3.830%, 02/25/2033	325,683
630,000	Series 2005-HS1, Class AI4,
	5.110%, 09/25/2035	101,884

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
ASSET BACKED SECURITIES 8.9% (continued)
$1,595,777	Series 2006-HSA1, Class A3,
	5.230%, 02/25/2036	$705,174
1,294,352	Series 2006-HSA1, Class A4,
	5.490%, 02/25/2036	421,388
1,718,395	Series 2006-HSA1, Class A5,
	5.310%, 02/25/2036	936,085
68,270	Series 2006-HSA2, Class AI2,
	5.550%, 03/25/2036	66,911
1,160,000	Series 2006-HSA2, Class AI3,
	5.550%, 03/25/2036	573,709
820,000	Series 2006-HSA2, Class AI4,
	5.810%, 03/25/2036	178,435
	SACO I Trust
826,226	Series 2006-9, Class A1,
	0.411%, 08/25/2036 (a)	247,409
	SLM Student Loan Trust
609,397	Series 2008-1, Class A1,
	0.506%, 07/25/2013	609,624
3,267,379	Series 2008-2, Class A1,
	0.588%, 01/25/2015	3,268,666
	Structured Asset Securities
674,330	Series 2005-S7, Class A2,
	0.561%, 12/25/2035
	(Acquired 10/19/2010,
	Cost $468,419 (a)(b)	429,920
	Total Asset Backed Securities
	(Cost $40,837,573)	37,564,862

CORPORATE BONDS 19.3%
	Airlines 1.4%
	Northwest Airlines, Inc.
2,107,395	7.027%, 11/01/2019	2,149,543
	United Airlines
1,854,985	6.636%, 07/02/2022	1,859,622
	US Airways Group, Inc.
2,010,000	6.250%, 04/22/2023	1,999,950
		6,009,115
	Commercial Banks 0.7%
	BB&T Corp.
1,780,000	5.700%, 04/30/2014	1,958,415
	Manufacturers & Traders Trust Co.
1,080,000	5.629%, 12/01/2021	1,016,595
		2,975,010
	Consumer Finance 3.3%
	Ally Financial, Inc.
2,080,000	7.500%, 09/15/2020
	(Acquired 08/09/2010,
	Cost $2,061,613) (b)	2,181,400
	Ford Motor Credit Co. LLC
8,075,000	5.625%, 09/15/2015	8,361,509
	GMAC, LLC
3,237,000	6.750%, 12/01/2014	3,406,943
		13,949,852
	Diversified Financial Services 3.3%
	Citigroup, Inc.
2,520,000	8.500%, 05/22/2019	3,128,416
	JPMorgan Chase & Co.
3,865,000	1.053%, 09/30/2013	3,877,407
	Lloyds TSB Bank PLC
3,290,000	5.800%, 01/13/2020
	(Acquired Multiple Dates,
	Cost $3,247,985) (b)(c)	3,248,431
	Wachovia Corp.
725,000	4.800%, 11/01/2014	770,832
910,000	4.875%, 02/01/2015	965,016
720,000	5.600%, 03/15/2016	783,430
	Wells Fargo & Co.
1,055,000	5.125%, 09/15/2016	1,125,626
		13,899,158
	Diversified Telecommunication
	Services 0.6%
	BellSouth Telecommunications
1,265,000	7.000%, 12/01/2095	1,292,307

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 19.3% (continued)
	Diversified Telecommunication
	Services 0.6% (continued)
	Qwest Corp.
$1,515,000	7.125%, 11/15/2043	$1,439,250
		2,731,557
	Electric Utilities 3.0%
	AES Eastern Energy
1,169,920	9.000%, 01/02/2017	1,222,566
	Borger Energy Funding
2,342,478	7.260%, 12/31/2022
	(Acquired 08/14/2008 and
	12/10/2008, Cost $2,268,064) (b)	2,146,881
	Bruce Mansfield Unit
868,279	6.850%, 06/01/2034	921,542
	Homer City Funding LLC
2,354,184	8.734%, 10/01/2026	2,165,849
	Indianapolis Power & Light Co.
1,100,000	6.050%, 10/01/2036
	(Acquired Multiple Date,
	Cost $1,061,616) (b)	1,140,765
	Indiantown Cogeneration LP
2,000,000	9.770%, 12/15/2020	2,167,940
	Kiowa Power Partners LLC
477,031	4.811%, 12/30/2013
	(Acquired 11/19/2004 through
	08/03/2007, Cost $474,709) (b)	491,027
	Selkirk Cogen Funding Corp.
578,661	8.980%, 06/26/2012	602,491
	Tenaska Gateway Partners Ltd.
525,623	6.052%, 12/30/2023
	(Acquired 05/31/2007 through
	08/03/2007, Cost $525,623)(b)	533,134
	Windsor Financing LLC
1,544,525	5.881%, 07/15/2017
	(Acquired Multiple Dates,
	Cost $1,373,306)(b)	1,378,381
		12,770,576
	Insurance 5.8%
	AIG, Inc.
2,020,000	4.250%, 05/15/2013	2,090,393
	AIG Sunamerica Global Financial
3,760,000	6.300%, 05/10/2011
	(Acquired Multiple Dates,
	Cost $3,709,018)(b)	3,816,400
1,090,000	6.900%, 03/15/2032
	(Acquired 02/23/2010,
	Cost $1,015,032)(b)	1,137,687
	ASIF Global Financing XIX
5,205,000	4.900%, 01/17/2013
	(Acquired Multiple Dates,
	Cost $5,188,711)(b)	5,361,150
	Genworth Global Funding
430,000	5.250%, 05/15/2012	445,511
2,590,000	5.875%, 05/03/2013
	(Acquired 02/10/2010,
	Cost $2,601,759) (b)	2,716,099
215,000	5.750%, 05/15/2013	224,913
	Jackson National Life Global Funding
830,000	5.375%, 05/08/2013
	(Acquired 05/01/2008 and
	12/10/2008, Cost $826,001)(b)	890,321
	Hartford Financial
	Services Group, Inc.
1,350,000	6.625%, 03/30/2040	1,371,782
	Metropolitan Life Global Funding I
740,000	2.500%, 09/29/2015
	(Acquired 09/22/2010,
	Cost $739,623)(b)	729,256
	Monumental Global Funding
1,605,000	5.500%, 04/22/2013
	(Acquired 04/18/2008 through
	12/10/2008, Cost $1,603,691)(b)	1,717,546
885,000	5.250%, 01/15/2014
	(Acquired 05/06/2009 and
	06/10/2009, Cost $841,443)(b)	940,957

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 19.3% (continued)
	Insurance 5.8% (continued)
	Nationwide Life Global Fund
$795,000	5.450%, 10/02/2012
	(Acquired 09/25/2007 and
	12/10/2008, Cost $793,404)(b)	$819,487
	Prudential Holdings LLC
1,045,000	7.245%, 12/18/2023
	(Acquired 02/11/2010 and
	04/08/2010, Cost $1,134,911) (b)	1,166,115
900,000	8.695%, 12/18/2023
	(Acquired Multiple Dates,
	Cost $1,078,336)(b)	1,072,314
		24,499,931
	Multi-Utilities &
	Unregulated Power 0.3%
	PSEG Power LLC
1,085,000	5.320%, 09/15/2016	1,187,208

	Nondepository Credit
	Intermediation 0.6%
	General Electric Capital Corp.
2,180,000	6.875%, 01/10/2039	2,519,339

	Railroads 0.3%
	Norfolk Southern Corp.
1,395,000	6.000%, 03/15/2105	1,297,763
	Total Corporate Bonds
	(Cost $77,590,368)	81,839,509

MORTGAGE BACKED SECURITIES 17.7%
	Banc of America
	Commercial Mortgage, Inc.
1,990,000	Series 2003-1, Class A2,
	4.648%, 09/11/2036	2,085,720
1,500,000	Series 2002-2, Class A3,
	5.118%, 07/11/2043	1,545,321
	CitiMortgage Alternative Loan Trust
1,632,799	Series 2007-A4, Class 2A1,
	5.500%, 04/25/2022	1,455,915
	Credit Suisse First Boston
	Mortgage Securities Corp.
204,923	Pool # 2005-10, 5.000%, 09/25/2015	212,840
	FHLMC REMIC (d)
7,186,574	Series 3609, 4.000%, 12/15/2024	7,569,421
4,529	Series 2750, 4.000%, 05/15/2026	4,528
	FNMA Pool (d)
3,798,101	Pool #931711, 4.000%, 08/01/2019	3,974,356
2,001,220	Pool #MA0174, 4.000%, 09/01/2019	2,094,089
3,969,452	Pool #932108, 4.000%, 11/01/2019	4,153,659
4,182,475	Pool #MA0235, 4.000%, 11/01/2019	4,376,568
2,551,743	Pool #465468, 3.330%, 07/01/2020	2,587,651
19,590,000	Pool #466582,
	0.726%, 11/01/2020 (a)	19,726,674
495,000	Pool #466890, 5.100%, 01/01/2020	496,357
11,650,897	Pool #MA0298, 4.000%, 01/01/2020	12,191,572
723,631	Pool #464398, 5.970%, 01/01/2040	796,849
560,070	Pool #464400, 5.970%, 01/01/2040	616,739
	FNMA REMIC (d)
58,212	Series 1994-3, Class PL,
	5.500%, 01/25/2024	63,987
364,286	Series 2009-15, Class AB
	5.500%, 04/25/2025	373,339
	GS Mortgage Securities Corp. II
2,445,811	Series 2007-EOP, Class A1,
	0.356%, 03/06/2020
	(Acquired Multiple Dates,
	Cost $2,379,084) (a)(b)	2,386,382
	LB-UBS Commercial Mortgage Trust
1,253,930	Series 2002-C1, Class A4,
	6.462%, 03/15/2031	1,308,857
	Master Asset Securitization Trust
173,301	Pool # 2004-3, 4.750%, 01/25/2014	176,312

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
MORTGAGE BACKED
SECURITIES 17.7% (continued)
	Morgan Stanley
	Mortgage Loan Trust
$674,945	Series 2006-7,
	5.000%, 06/25/2021	$612,213
	NCUA Guaranteed Notes
1,810,000	2010-A1, 0.615%, 12/07/2020 (a)	1,811,901
	Residential Accredit Loans, Inc.
877,771	Series 2005-QS3, Class A1,
	5.000%, 03/25/2020	849,278
987,363	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	989,062
	Wells Fargo Alternative Loan Trust
1,529,606	Series 2007-PA3, Class 6A1,
	5.500%, 07/25/2022	1,346,561
	Wells Fargo Mortgage
	Backed Securities Trust
1,467,743	Pool # 2006-3, 5.500%, 03/25/2036	1,467,518
	Total Mortgage Backed Securities
	(Cost $74,260,147)	75,273,669

U.S. GOVERNMENT AGENCY ISSUE 1.9%
	FHLMC (d)
8,270,000	0.182%, 01/11/2012 (a)	8,263,880
	Total U.S. Government
	Agency Issue
	(Cost $8,259,904)	8,263,880

U.S. TREASURY OBLIGATIONS 45.6%
	United States Treasury Notes 41.0%
28,025,000	1.000%, 09/30/2011	28,176,083
43,965,000	0.625%, 07/31/2012	44,085,025
17,930,000	1.250%, 10/31/2015	17,352,869
12,270,000	1.375%, 11/30/2015	11,923,949
76,820,000	2.625%, 11/15/2020	72,462,846
		174,000,772
	United States Treasury Strip 4.6%
73,855,000	Principal Only, 02/15/2040	19,341,517
	Total U.S. Treasury Obligations
	(Cost $193,091,847)	193,342,289

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS 6.2%
	Commercial Paper 11.4%
$19,000,000	Intesa Funding LLC,
	0.000%, 01/03/2011	$19,000,000
2,080,000	U.S. Bank, N.A.,
	0.000%, 01/03/2011	2,080,000
		21,080,000
	Variable Rate Demand Notes 1.2%
4,979,470	American Family Financial
	Services, Inc., 0.100% (e)	4,979,470

	Total Short-Term Investments
	(Cost $26,059,470)	26,059,470

	Total Investments 99.6%
	(Cost $420,099,309)	422,343,679

	Other Assets in Excess
	of Liabilities 0.4%	1,874,236

	TOTAL NET ASSETS 100.0%	$424,217,915

(a)	Adjustable Rate.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of  these securities amounted to $37,829,778 (8.9% of net assets) at December 31, 2010.

(c)	U.S. traded security of a foreign issuer.
(d)	Entity under conservatorship of the federal government
(e)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2010.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset Backed Securities	8.9%	U.S. Treasury Obligations	45.6
Corporate Bonds	19.3	Short-Term Investments	6.2
Mortgage Backed Securities	17.7	Other Assets in Excess of Liabilities	0.4
U.S. Government Agency Issues	1.9		100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)

Assets:
Investments at value (cost $420,099,309)	$422,343,679
Cash	290
Interest receivable	1,899,432
Receivable for Fund shares sold	233,351
Receivable for investments sold	11,097,755
Unrealized appreciation on foreign currency contracts	401,022
Prepaid expenses and other assets	63,338
Total assets	436,038,867
Liabilities:
Payable for investments purchased	10,871,790
Payable for Fund shares redeemed	531,512
Unrealized depreciation on foreign currency contracts	234,994
Accrued investment advisory fee	83,114
Accrued distribution and shareholder servicing fees	14,364
Accrued expenses	85,178
Total liabilities	11,820,952
Net Assets	$424,217,915
Net Assets Consist of:
Paid in capital	$426,531,342
Undistributed net investment income (loss)	(1,736,012)
Accumulated net realized gain on investments sold, swap contracts and foreign currency	(2,987,813)
Net unrealized appreciation/(depreciation) on:
Investments	2,244,370
Foreign currency appreciation	401,022
Foreign currency depreciation	(234,994)
Net Assets	$424,217,915
Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	100,000,000
Class Y Shares Authorized	50,000,000
Institutional Class:
Net Assets	$412,491,788
Issued and Outstanding	13,125,730
Net Asset Value, Redemption Price and Offering Price Per Share	$31.43
Class Y:
Net Assets	$11,726,127
Issued and outstanding	373,405
Net Asset Value, Redemption Price and Offering Price Per Share	$31.40

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2010
(Unaudited)
Investment Income:
Interest income	$8,665,007
Total Investment Income	8,665,007

Expenses:
Investment advisory fees (Note 3)	887,488
Fund administration and accounting fees	62,573
Shareholder servicing fees	41,015
Federal and state registration fees	24,865
Distribution and shareholder servicing fees - Class Y (Note 7)	23,196
Custody fees	20,096
Audit fees	19,219
Legal fees	18,010
Reports to shareholders	7,259
Directors’ fees and related expenses	6,929
Other	11,766
Total expenses before waiver and reimbursement	1,122,416
Waiver and reimbursement of expenses by Adviser (Note 3)	(304,505)
Net expenses	817,911
Net Investment Income	7,847,096

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on :
Investments	5,720,869
Swap contracts	3,045,886
Foreign currency contracts	(410,503)
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,666,791)
Swap contracts	(207,958)
Foreign currency contracts	(177,865)
Net Realized and Unrealized Gain on Investments	3,303,638
Net Increase in Net Assets Resulting from Operations	$11,150,734

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010
Operations:
Net investment income	$7,847,096	$22,748,357
Net realized gain (loss) on:
Investments	5,720,869	31,203,341
Swap contracts	3,045,886	2,960,659
Foreign currency	(410,503)	(513,824)
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,666,791)	15,416,965
Swap contracts	(207,958)	(214,140)
Foreign currency contracts	(177,865)	343,893
Net increase in net assets resulting from operations	11,150,734	71,945,251

Distributions Paid to Institutional Class Shareholders From:
Net investment income	(11,349,311)	(23,504,203)
Net realized gain	(15,331,112)	(16,735,772)
Net decrease in net assets resulting from distributions paid	(26,680,423)	(40,239,975)

Distributions Paid to Class Y Shareholders From:
Net investment income	(310,115)	(99,014)
Net realized gain	(584,031)	(71,341)
Net decrease in net assets resulting from distributions paid	(894,146)	(170,355)

Capital Share Transactions:
Shares sold - Institutional Class	93,263,370	146,415,967
Shares sold - Class Y	12,762,433	4,020,332
Shares issued to holders in reinvestment of distributions - Institutional Class	21,936,665	33,641,301
Shares issued to holders in reinvestment of distributions - Class Y	871,599	170,089
Shares redeemed - Institutional Class	(101,395,276)	(193,952,206)
Shares redeemed - Class Y	(5,235,663)	(102,907)
Net increase (decrease) in net assets resulting from capital share transactions	22,203,128	(9,807,424)
Total Increase in Net Assets	5,779,293	21,727,497

Net Assets:
Beginning of Period	418,438,622	396,711,125
End of Period (includes undistributed net investment
income (loss) of $(1,736,012) and $2,076,318, respectively)	$424,217,915	$418,438,622

Transactions In Shares – Institutional Class:
Shares sold	2,820,766	4,546,295
Shares issued to holders in reinvestment of distributions	695,700	1,057,362
Shares redeemed	(3,061,111)	(5,981,168)
Net increase (decrease) in shares outstanding	455,355	(377,511)

Transactions In Shares – Class Y:
Shares sold	385,546	123,322
Shares issued to holders in reinvestment of distributions	27,804	5,351
Shares redeemed	(165,417)	(3,201)
Net increase in shares outstanding	247,933	125,472

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2010		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$32.70		$30.40	$30.73	$30.40	$29.72	$31.50

Income (Loss) from
Investment Operations:
Net investment income	0.58		1.84	2.50	1.48	1.54	1.41
Net realized and unrealized gain (loss) on investments	0.24		3.80	0.16	0.61	0.68	(1.30)
Total Income from Investment Operations	0.82		5.64	2.66	2.09	2.22	0.11

Less Distributions:
From net investment income	(0.86)		(1.90)	(2.33)	(1.49)	(1.54)	(1.45)
From net realized gain on investments	(1.23)		(1.44)	(0.66)	(0.27)	—	(0.44)
Total Distributions	(2.09)		(3.34)	(2.99)	(1.76)	(1.54)	(1.89)

Net Asset Value, End of Period	$31.43		$32.70	$30.40	$30.73	$30.40	$29.72
Total Return	2.57	%(1)	19.12%	10.52%	6.92%	7.52%	0.36%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$412,492		$414,337	$396,711	$433,915	$276,830	$313,880
Ratio of expenses to average net assets
Before waivers and reimbursements	0.50	%(2)	0.49%	0.49%	0.49%	0.50%	0.50%
Net of waivers and reimbursements	0.36	%(2)	0.35%	0.35%	0.30%	0.20%	0.20%
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.41	%(2)	5.35%	8.68%	4.68%	4.65%	4.29%
Net of waivers and reimbursements	3.55	%(2)	5.49%	8.82%	4.87%	4.95%	4.59%
Portfolio turnover rate	238	%(1)	1,006%	424%	1,093%	978%	1,247%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Six Months
	Ended		Period
	December 31,		Ended
	2010		June 30,
	(Unaudited)		2010(1)
Net Asset Value, Beginning of Period	$32.69		$33.08

Income from
Investment Operations:
Net investment income	0.53		0.98
Net realized and unrealized gain on investments	0.22		1.30
Total Income from Investment Operations	0.75		2.28

Less Distributions:
From net investment income	(0.81)		(1.23)
From net realized gain on investments	(1.23)		(1.44)
Total Distributions	(2.04)		(2.67)

Net Asset Value, End of Period	$31.40		$32.69
Total Return	2.35	%(2)	7.33	%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$11,726		$4,102
Ratio of expenses to average net assets
Before waivers and reimbursements	0.90	%(3)	0.89	%(3)
Net of waivers and reimbursements	0.76	%(3)	0.75	%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.16	%(3)	3.98	%(3)
Net of waivers and reimbursements	3.30	%(3)	4.12	%(3)
Portfolio turnover rate	238	%(2)	1,006	%(2)

(1)	Commenced operations on November 12, 2009.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 2/23/01 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/10	FUND	INDEX

SIX MONTHS	1.65%	1.15%

ONE YEAR	7.48%	6.54%

FIVE YEAR
AVERAGE ANNUAL	7.78%	5.80%

SINCE COMMENCEMENT
AVERAGE ANNUAL	6.51%	5.75%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Returns shown include the reinvestment of all distributions.  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

Principal Amount		Value
ASSET BACKED SECURITIES 7.3%
	Americredit Automobile
	Receivables Trust
$355,000	Series 2008-AF, Class A4,
	6.960%, 10/14/2014	$381,046
	Chrysler Financial Auto
	Securitization Trust
511,887	Series 2009-B, Class A-2,
	1.150%, 11/08/2011	512,557
	Chrysler Financial Automobile TALF
340,146	Series 2009-AF, Class A3,
	2.820%, 01/15/2016	345,566
	Credit Suisse Mortgage
	Capital Certificates
254,456	Series 2009-12R, Class 41A1,
	5.250%, 03/27/2037
	(Acquired 10/06/2009,
	Cost $253,502) (b)	247,011
	Discover Card Master Trust I
250,000	Series 2006-1, Class A2,
	0.310%, 08/16/2013 (a)	249,955
	Ford Credit Auto Owner Trust
379,841	Series 2009-A, Class A3B,
	2.760%, 05/15/2013	384,206
375,000	Series 2009-D, Class A3,
	2.170%, 10/15/2013	379,242
	GE Capital Credit
	Card Master Note Trust
385,000	Series 2009-3, Class A,
	2.540%, 09/15/2014	389,626
	Hertz Vehicle Financing LLC
380,000	Series 2009-2A, Class A1,
	4.260%, 03/25/2014
	(Acquired 10/16/2009 and
	10/01/2010, Cost $384,672) (b)	397,623
	Hyundai Auto Receivables Trust
785,000	Series 2009-A, Class A3,
	2.030%, 08/15/2013	793,916
	Keystone Owner Trust
28,009	Series 1998-P1, Class M1,
	7.530%, 05/25/2025
	(Acquired 04/22/2003,
	Cost $28,295) (b)	27,561
	Mid-State Trust
124,582	Series 11, Class A1,
	4.864%, 07/15/2038	124,663
	Sears Credit Account Master Trust
445,000	Series 2002-3, Class A,
	0.547%, 05/17/2016	442,747
	SLM Student Loan Trust
100,835	Series 2008-1, Class A1,
	0.506%, 07/25/2013	100,873
522,702	Series 2008-2, Class A1,
	0.588%, 01/25/2015	522,908
	Total Asset Backed Securities
	(Cost $5,246,430)	5,299,500

CORPORATE BONDS 14.1%
	Airlines 0.5%
	Northwest Airlines, Inc.
347,268	7.027%, 11/01/2019	354,214

	Commercial Banks 0.9%
	BB&T Corp.
300,000	5.700%, 04/30/2014	330,070
	Manufacturers & Traders Trust Co.
185,000	5.629%, 12/01/2021	174,139
	Wells Fargo & Co.
170,000	5.125%, 09/15/2016	181,380
		685,589
	Diversified Financial Services 2.9%
	Citigroup, Inc.
420,000	8.500%, 05/22/2019	521,403
	JPMorgan Chase & Co.
615,000	1.053%, 09/30/2013	616,974
The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 14.1% (continued)
	Diversified Financial
	Services 2.9% (continued)
	Lloyds TSB Bank PLC
$535,000	5.800%, 01/13/2020
	(Acquired Multiple Dates,
	Cost $532,556) (b)(d)	$528,240
	Wachovia Corp.
150,000	4.875%, 02/01/2015	159,069
115,000	5.600%, 03/15/2016	125,131
130,000	5.625%, 10/15/2016	141,420
		2,092,237
	Electric Utilities 1.8%
	Bruce Mansfield Unit
323,765	6.850%, 06/01/2034	343,626
	Entergy Arkansas, Inc.
175,000	5.000%, 07/01/2018	175,329
	Entergy Texas, Inc.
460,000	3.600%, 06/01/2015	469,756
	Indianapolis Power & Light Co.
165,000	6.050%, 10/01/2036
	(Acquired Multiple Dates,
	Cost $152,458) (b)	171,114
	Kiowa Power Partners LLC
133,728	4.811%, 12/30/2013
	(Acquired 11/22/2004 and
	08/03/2007, Cost $133,432) (b)	137,652
		1,297,477
	Insurance 5.6%
	AIG Sunamerica Global Financial
500,000	6.300%, 05/10/2011
	(Acquired 09/30/2009 and
	08/03/2010, Cost $501,844) (b)	507,500
185,000	6.900%, 03/15/2032
	(Acquired 02/23/2010,
	Cost $172,276) (b)	193,094
	ASIF Global Financing XIX
829,000	4.900%, 01/17/2013
	(Acquired Multiple Dates,
	Cost $830,184) (b)	853,870
	Farmers Insurance Exchange
230,000	6.000%, 08/01/2014
	(Acquired 07/15/2009,
	Cost $202,036) (b)	240,948
	Genworth Global Funding
470,000	5.875%, 05/03/2013
	(Acquired Multiple Dates,
	Cost $367,104) (b)	492,883
	Jackson National Life Global Funding
235,000	5.375%, 05/08/2013
	(Acquired Multiple Dates,
	Cost $235,221) (b)	252,079
	Metropolitan Life Global Funding I
120,000	2.500%, 09/29/2015
	(Acquired 09/22/2010,
	Cost $119,939) (b)	118,258
	Monumental Global Funding
390,000	5.500%, 04/22/2013
	(Acquired Multiple Dates,
	Cost $392,479) (b)	417,347
135,000	5.250%, 01/15/2014
	(Acquired 06/10/2009 and
	09/30/2009, Cost $130,905) (b)	143,536
	Nationwide Life Global Fund
300,000	5.450%, 10/02/2012
	(Acquired 09/25/2007 and
	09/30/2009, Cost $298,605) (b)	309,240
	Prudential Holdings LLC
410,000	8.695%, 12/18/2023
	(Acquired 01/06/2010 and
	09/02/2010, Cost $481,680) (b)	488,498
		4,017,253

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 14.1% (continued)
	Multi-Utilities &
	Unregulated Power 0.3%
	PSEG Power LLC
$190,000	5.320%, 09/15/2016	$207,898

	Nondepository Credit
	Intermediation 0.5%
	General Electric Capital Corp.
340,000	6.875%, 01/10/2039	392,925

	Oil and Gas 0.5%
	Merey Sweeny LP
278,992	8.850%, 12/18/2019
	(Acquired 01/19/2010,
	Cost $318,236) (b)	320,394

	Railroads 1.1%
	Union Pacific Railroad Co.
756,166	5.082%, 01/02/2029	770,783
	Total Corporate Bonds
	(Cost $9,654,292)	10,138,770

MORTGAGE BACKED SECURITIES 17.6%
	Banc of America
	Commercial Mortgage, Inc.
325,000	Series 2003-1, Class A2,
	4.648%, 09/11/2036	340,633
265,000	Series 2002-2, Class A3,
	5.118%, 07/11/2043	273,007
	FHLMC REMIC (c)
1,234,391	Series 3609, 4.000%, 12/15/2024	1,300,150
685	Series 2750, 4.000%, 05/15/2026	684
	FNMA Pool (c)
25,947	Pool #735065, 4.491%, 08/01/2013	27,192
642,700	Pool #931711, 4.000%, 08/01/2019	672,525
306,425	Pool #MA0174,
	4.000%, 09/01/2019	320,645
563,755	Pool #932108, 4.000%, 11/01/2019	589,917
902,339	Pool #MA0235, 4.000%, 11/01/2019	944,213
85,000	Pool #466890, 5.100%, 01/01/2020	85,233
2,533,632	Pool #MA0298, 4.000%, 01/01/2020	2,651,208
430,123	Pool #465468, 3.330%, 07/01/2020	436,176
3,200,000	Pool #466582,
	0.726%, 11/01/2020 (a)	3,222,326
123,909	Pool #464398, 5.970%, 01/01/2040	136,447
94,171	Pool #464400, 5.970%, 01/01/2040	103,699
	FNMA REMIC (c)
61,929	Series 2009-15, Class AB,
	5.500%, 04/25/2025	63,468
321,645	Series 2010-M5, Class A1,
	2.259%, 07/25/2020	314,854
	GS Mortgage Securities Corp. II
358,477	Series 2007-EOP, Class A1,
	0.356%, 03/06/2020
	(Acquired 09/17/2007 and
	04/22/2008, Cost $352,596) (a)(b)	349,767
	LB-UBS Commercial Mortgage Trust
210,621	Series 2002-C1, Class A-4,
	6.462%, 03/15/2031	219,847
	Master Asset Securitization Trust
45,789	Pool # 2004-3, 4.750%, 01/25/2014	46,584
	NCUA Guaranteed Notes
315,000	Series 2010-A1, Class A,
	0.615%, 12/07/2020 (a)	315,331
	Residential Accredit Loans, Inc.
207,000	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	207,356
	Residential Asset Securitization Trust
103,390	Series 2003-A6, Class A1,
	4.500%, 07/25/2033	103,150
	Total Mortgage Backed Securities
	(Cost $12,596,887)	12,724,412

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Principal Amount		Value
U.S. GOVERNMENT AGENCY ISSUE 1.8%
	FHLMC (c)
$1,275,000	0.182%, 01/11/2012 (a)	$1,274,057
	Total U.S. Government
	Agency Issue
	(Cost $1,273,445)	1,274,057

U.S. TREASURY OBLIGATIONS 53.8%
	United States Treasury Notes 49.4%
11,140,000	1.000%, 09/30/2011	11,200,056
6,995,000	0.625%, 07/31/2012	7,014,096
3,100,000	1.250%, 10/31/2015	3,000,217
2,145,000	1.375%, 11/30/2015	2,084,505
13,115,000	2.625%, 11/15/2020	12,371,130
		35,670,004
	United States Treasury Strip 4.4%
12,100,000	Principal Only, 02/15/2040	3,168,808
	Total U.S. Treasury Obligations
	(Cost $38,782,579)	38,838,812

SHORT-TERM INVESTMENTS 4.1%
	Commercial Paper 4.1%
2,995,000	Intesa Funding LLC,
	0.000%, 01/03/2011	2,995,000
	Total Short-Term Investments
	(Cost $2,995,000)	2,995,000

	Total Investments 98.7%
	(Cost $70,548,633)	71,270,551

	Other Assets in Excess
	of Liabilities 1.3%	964,503

	TOTAL NET ASSETS 100.0%	$72,235,054

(a)	Adjustable Rate.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of  these securities amounted to $6,196,615 (8.6% of net assets) at December 31, 2010.

(c)	Entity under conservatorship of the federal government.
(d)	U.S. traded security of a foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset Backed Securities	7.3%	U.S. Treasury Obligations	53.8
Corporate Bonds	14.1	Short-Term Investments	4.1
Mortgage Backed Securities	17.6	Other Assets in Excess of Liabilities	1.3
U.S. Government Agency Issues	1.8		100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)

Assets:
Investments at value (cost $70,548,633)	$71,270,551
Cash	781
Interest receivable	273,718
Receivable for Fund shares sold	686,079
Receivable for investments sold	1,924,119
Prepaid expenses and other assets	20,618
Total assets	74,175,866

Liabilities:
Payable for investments purchased	1,881,175
Payable for Fund shares redeemed	7,975
Accrued investment advisory fee	5,632
Accrued expenses	46,030
Total liabilities	1,940,812
Net Assets	$72,235,054

Net Assets Consist of:
Paid in capital	$75,307,194
Undistributed net investment income (loss)	(62,365)
Accumulated net realized loss	(3,731,693)
Net unrealized appreciation on investments	721,918
Net Assets	$72,235,054

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	6,217,102
Net Asset Value, Redemption Price and Offering Price Per Share	$11.62

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2010
(Unaudited)
Investment Income:
Interest income	$900,106
Total Investment Income	900,106

Expenses:
Investment advisory fees (Note 3)	153,170
Fund administration and accounting fees	22,761
Audit fees	18,055
Legal fees	15,355
Federal and state registration fees	10,890
Custody fees	8,966
Shareholder servicing fees	7,812
Directors’ fees and related expenses	6,834
Reports to shareholders	1,188
Other	3,117
Total expenses before waiver and reimbursement	248,148
Waiver and reimbursement of expenses by Adviser (Note 3)	(114,330)
Net expenses	133,818
Net Investment Income	766,288

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	960,621
Swap contracts	139,579
Change in net unrealized appreciation/(depreciation) on:
Investments	(759,517)
Swap contracts	(20,274)
Net Realized and Unrealized Gain on Investments	320,409
Net Increase in Net Assets Resulting from Operations	$1,086,697

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010
Operations:
Net investment income	$766,288	$2,202,616
Net realized gain on:
Investments	960,621	4,834,509
Swap contracts	139,579	127,420
Change in net unrealized appreciation/(depreciation) on:
Investments	(759,517)	621,327
Swap contracts	(20,274)	20,274
Net increase in net assets resulting from operations	1,086,697	7,806,146

Distributions Paid From:
Net investment income	(945,985)	(2,269,754)
Net decrease in net assets resulting from distributions paid	(945,985)	(2,269,754)

Capital Share Transactions:
Shares sold	14,783,969	34,674,100
Shares issued to holders in reinvestment of distributions	834,005	2,063,249
Shares redeemed	(9,441,899)	(26,931,737)
Net increase in net assets resulting from capital share transactions	6,176,075	9,805,612
Total Increase in Net Assets	6,316,787	15,342,004

Net Assets:
Beginning of Period	65,918,267	50,576,263
End of Period (includes undistributed net investment
income (loss) of $(62,365) and $117,332 respectively)	$72,235,054	$65,918,267

Transactions in Shares:
Shares sold	1,263,646	3,076,887
Shares issued to holders in reinvestment of distributions	71,579	182,766
Shares redeemed	(810,008)	(2,439,554)
Net increase in shares outstanding	525,217	820,099

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2010		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.58		$10.38	$10.30	$9.99	$9.86	$10.36

Income (Loss) from
Investment Operations:
Net investment income	0.12		0.40 (1)	0.72	0.48	0.48	0.42
Net realized and unrealized gain (loss) on investments	0.07		1.20	0.08	0.30	0.13	(0.43)
Total Income (Loss) from Investment Operations	0.19		1.60	0.80	0.78	0.61	(0.01)

Less Distributions:
From net investment income	(0.15)		(0.40)	(0.72)	(0.47)	(0.48)	(0.43)
From net realized gain on investments	—		—	—	—	—	(0.06)
Total Distributions	(0.15)		(0.40)	(0.72)	(0.47)	(0.48)	(0.49)

Net Asset Value, End of Period	$11.62		$11.58	$10.38	$10.30	$9.99	$9.86
Total Return	1.65	%(2)	15.60%	8.64%	7.89%	6.26%	(0.11)%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$72,235		$65,918	$50,576	$99,866	$90,771	$96,887
Ratio of expenses to average net assets
Before waivers and reimbursements	0.68	%(3)	0.72%	0.69%	0.66%	0.66%	0.65%
Net of waivers and reimbursements	0.37	%(3)	0.35%	0.35%	0.30%	0.20%	0.20%
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.79	%(3)	3.23%	6.38%	4.29%	4.31%	3.75%
Net of waivers and reimbursements	2.10	%(3)	3.60%	6.72%	4.65%	4.77%	4.20%
Portfolio turnover rate	252	%(2)	1,063%	414%	965%	980%	1,121%

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
MASTHOLM INTERNATIONAL
EQUITY FUND

REPORT FROM MASTHOLM ASSET MANAGEMENT, LLC

Dear Shareholders:

The Frontegra Mastholm International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States.  The objective is relative to and measured against the MSCI EAFE Index.

Performance Review

The Frontegra Mastholm International Equity Fund returned 27.17%, net of fees, for the six month period ending December 31, 2010.  The Fund’s return outperformed the 24.28% return of its benchmark, the MSCI EAFE Index.

Portfolio Outlook and Strategy

International stocks rallied significantly in the last four months of 2010, as investor fears of double-dip recessions, the European debt crisis and credit tightening in China subsided.

German economic growth continues to remain strong, offsetting some of the austerity measures that have been implemented in Ireland, Greece, Spain and Portugal.  The creation of the European Financial Stability Facility with $600 billion of available capital launched their first offering in January 2011 with an oversubscribed issue.  Sovereign bond offerings in Spain and Italy have also been well received, which has led to a rally of European financials into the New Year.

In China, fears of rapidly growing inflation led the Chinese stock market to underperform during the year.  The Chinese government has implemented 16 measures to contain inflation, which is much higher in the developed coastal cities than in rural areas.  For the year, Chinese GDP growth was about 10%, ahead of consensus estimates.

The portfolio was well positioned during the second half of 2010.  Consumer discretionary stocks, particularly automakers and auto components, were among our best performing holdings, adding approximately 190 basis points to returns.  The portfolio was overweighted in consumer discretionary sector stocks for the entire calendar year.  Auto sales have reached pre-crisis levels globally, with China becoming the largest car market in the world.  Daimler has increased their luxury sales in China, while KIA and Hyundai continue to increase their market share in the United States due to favourable pricing and new product introductions.

Materials stocks were also very strong performers in the second half of the year, adding over 300 basis points of value added relative to the MSCI EAFE Index.  The metals and mining industry stocks powered ahead as the price of precious metals reached record levels.  Chemicals were also additive, and to a lesser extent, construction materials.

Sector gains in consumer and materials stocks were somewhat offset by defensive staples stocks; we underperformed in this sector due to poor performance among food retailers.  Technology shares were also challenging, due to the sell-off that occurred in August when investors rotated out of higher beta stocks in favour of more defensive names.

Financials were a slight disappointment due to our higher quality holdings underperforming lower quality banks, primarily in the United Kingdom.  Stock selection losses were offset by having the portfolio underweighted relative to the index.

Investors remain positive on equity markets due to continued improvement in corporate profits, the hopeful resolution of the European debt crisis and continued GDP strength in emerging markets.  Economic growth continues to improve in the United States due to exports, while the continuing real estate overhang and stubbornly high unemployment present headwinds to growth.  The added liquidity from U.S. quantitative easing should ameliorate some the negative aspects of the U.S. economy over the near term.  Overall, markets are no longer cheap, but market sentiment continues to improve almost two years since the current rally began in March of 2009.

Thank you for your continued support.

Thomas M. Garr
Mastholm Asset Management, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 1/08/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/10	FUND	INDEX

SIX MONTHS	27.17%	24.28%

ONE YEAR	9.23%	8.21%

FIVE YEAR	0.53%	2.94%

SINCE COMMENCEMENT
AVERAGE ANNUAL	3.42%	6.45%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Mastholm International Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 94.5%
	Australia 4.4%
19,800	QBE Insurance Group Ltd.	$367,563
164,700	QR National Ltd. (a)	463,251
15,000	Rio Tinto Ltd.	1,311,278
		2,142,092
	Belgium 3.2%
15,700	Anheuser-Busch InBev NV	897,946
12,800	Umicore	665,717
		1,563,663
	Brazil 3.6%
860	HRT Participacoes em Petroleo SA (a)	823,735
17,400	Mills Estruturas e
	Servicos de Engenharia SA (a)	215,928
20,200	Valeo SA	698,314
		1,737,977
	Canada 3.4%
123,400	Cline Mining Corp.	501,394
8,500	Open Text Corp.	391,510
56,200	Ventana Gold Corp. (a)	749,484
		1,642,388
	China 2.5%
5,700	51job, Inc. - ADR (a)	280,725
9,600	Ctrip.com International
	Ltd. - ADR (a)	388,320
8,100	Sina Corp.	557,442
		1,226,487
	Denmark 2.5%
15,200	Danske Bank A/S (a)	389,670
13,800	Pandora A/S (a)	831,258
		1,220,928
	France 11.5%
24,500	Accor SA	1,090,227
4,500	Atos Origin SA (a)	239,573
16,797	BNP Paribas	1,068,653
13,200	Danone	829,399
23,200	Edenred (a)	549,207
1,500	Schneider Electric SA	224,500
8,500	Technip SA	784,881
13,200	Valeo SA	749,052
		5,535,492
	Germany 9.3%
21,500	Aixtron AG	793,109
1,400	Axel Springer AG	228,242
15,489	Bayer AG	1,144,604
7,000	Daimler AG	474,536
15,500	Deutsche Lufthansa AG (a)	338,758
8,600	Fresenius Medical Care AG	736,309
15,100	Kloeckner & Co. SE (a)	423,844
2,900	Siemens AG	359,240
		4,498,642
	Hong Kong 1.8%
534,000	SJM Holdings Ltd.	847,772

	Israel 0.5%
4,400	Teva Pharmaceutical
	Industries Ltd. - ADR	229,372

	Japan 19.3%
14,400	Canon, Inc.	746,693
3,800	Fanuc Ltd.	583,643
1,900	Keyence Corp.	550,412
16,100	Komatsu Ltd.	487,224
15,900	K’s Holdings Corp.	432,604
9,000	Mitsubishi Corp.	243,651
11,800	Mitsui Fudosan Co. Ltd.	235,302
40,900	Nabtesco Corp.	872,506
28,300	Nomura Real Estate Holdings, Inc.	515,528
6,300	ORIX Corp.	619,990
940	Rakuten, Inc.	787,289
42,500	Sega Sammy Holdings, Inc.	808,751
5,000	SMC Corp.	856,633
7,100	Softbank Corp.	245,819
18,300	Sony Corp.	659,738

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 94.5%
	Japan 19.3% (continued)
10,300	Tokyo Electron Ltd.	$652,076
		9,297,859
	Netherlands 5.0%
9,000	ArcelorMittal	341,320
78,800	ING Groep NV	766,592
8,500	Randstad Holding NV (a)	448,665
25,400	Royal Dutch Shell PLC	839,392
		2,395,969
	South Korea 3.6%
3,400	Hyundai Motor Co.	519,782
10,300	Kia Motors Corp. (a)	459,230
25,900	KT Corp. - ADR	538,720
5,300	KT Corp.	215,988
		1,733,720
	Spain 0.5%
11,100	Amadeus IT Holding SA	232,582

	Switzerland 8.9%
46,000	Clariant AG	931,808
16,500	Nestle SA	966,177
20,400	Novartis AG	1,198,909
1,100	The Swatch Group AG	490,353
44,400	UBS AG (a)	728,920
		4,316,167
	United Kingdom 14.5%
107,800	Barclays PLC	439,755
16,200	Barloworld Ltd.	435,814
29,820	BG Group PLC	602,537
51,900	Cookson Group PLC	532,837
67,600	Electrocomponents PLC	280,139
664,200	Lloyds Banking Group PLC	680,355
164,800	Tesco PLC	1,091,986
23,600	Unilever PLC	722,276
43,700	WPP PLC	537,904
71,800	Xstrata PLC	1,685,296
		7,008,899
	Total Common Stocks
	(Cost $37,630,409)	45,630,009

SHORT-TERM INVESTMENTS 4.5%
	Investment Company 4.5%
2,173,866	Fidelity Institutional
	Money Market Portfolio	2,173,866
	Total Short-Term Investments
	(Cost $2,173,866)	2,173,866

	Total Investments 99.0%
	(Cost $39,804,275)	47,803,875

	Other Assets in Excess
	of Liabilities 1.0%	466,324

	TOTAL NET ASSETS 100.0%	$48,270,199

(a)	Non-Income Producing.
ADR - American Depositary Receipt.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	94.5%
Short-Term Investments	4.5
Other Assets in Excess of Liabilities	1.0
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
PORTFOLIO DIVERSIFICATION
December 31, 2010 (Unaudited)

	Value	Percentage
Consumer Discretionary	$9,305,058	19.3%
Consumer Staples	4,507,784	9.3%
Energy	3,050,545	6.3%
Financials	6,248,142	12.9%
Health Care	3,309,194	6.9%
Industrials	7,160,751	14.8%
Information Technology	4,163,397	8.6%
Materials	6,884,611	14.3%
Telecomm Service	1,000,527	2.1%
Total Common Stocks	45,630,009	94.5%
Total Short-Term Investments	2,173,866	4.5%
Total Investments	47,803,875	99.0%
Other Assets in Excess of Liabilities	466,324	1.0%
Total Net Assets	$48,270,199	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)

Assets:
Investments at value (cost $39,804,275)	$47,803,875
Interest and dividends receivable	526,908
Receivable for Fund shares sold	8,514
Receivable for investments sold	165
Prepaid expenses and other assets	18,345
Total assets	48,357,807

Liabilities:
Payable for Fund shares redeemed	7,023
Accrued investment advisory fee	4,332
Accrued expenses	76,253
Total liabilities	87,608
Net Assets	$48,270,199

Net Assets Consist of:
Paid in capital	$146,345,897
Undistributed net investment income (loss)	(353,998)
Accumulated net realized loss	(105,813,846)
Net unrealized appreciation/(depreciation) on:
Investments	7,999,600
Foreign currency	92,546
Net Assets	$48,270,199

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	5,130,646
Net Asset Value, Redemption Price and Offering Price Per Share	$9.41

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2010
(Unaudited)
Investment Income:
Dividend income(1)	$161,372
Interest income	1,041
Total Investment Income	162,413

Expenses:
Investment advisory fees (Note 3)	205,960
Custody fees	41,400
Audit fees	21,982
Fund administration and accounting fees	21,710
Legal fees	20,710
Federal and state registration fees	12,530
Reports to shareholders	7,850
Directors’ fees and related expenses	6,780
Shareholder servicing fees	5,928
Interest expense	459
Other	8,205
Total expenses before waiver and reimbursement	353,514
Waiver and reimbursement of expenses by Adviser (Note 3)	(190,915)
Net expenses	162,599
Net Investment Loss	(186)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,743,675
Foreign currency transactions	(43,331)
Change in net unrealized appreciation/(depreciation) on:
Investments	8,265,686
Foreign currency transactions	54,695
Net Realized and Unrealized Gain on Investments	10,020,725
Net Increase in Net Assets Resulting from Operations	$10,020,539

(1)	Net of $14,106 in foreign withholding taxes

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010
Operations:
Net investment income (loss)	$(186)	$906,816
Net realized gain (loss) on:
Investments	1,743,675	16,444,788
Foreign currency transactions	(43,331)	(104,437)
Change in net unrealized appreciation/(depreciation) on:
Investments	8,265,686	6,049,436
Foreign currency transactions	54,695	36,238
Net increase in net assets resulting from operations	10,020,539	23,332,841

Distributions Paid From:
Net investment income	(944,668)	(5,738,700)

Capital Share Transactions:
Shares sold	5,663,473	12,774,821
Shares issued to holders in reinvestment of distributions	944,668	5,738,700
Shares redeemed	(5,930,328)	(197,476,360)
Redemption fees	—	1,445
Net increase (decrease) in net assets resulting from capital share transactions	677,813	(178,961,394)
Total Increase (Decrease) in Net Assets	9,753,684	(161,367,253)

Net Assets:
Beginning of Period	38,516,515	199,883,768
End of Period (includes undistributed net investment
income (loss) of $(353,998) and $5,474,041 respectively)	$48,270,199	$38,516,515

Transactions in Shares:
Shares sold	629,051	1,454,683
Shares issued to holders in reinvestment of distributions	101,687	664,201
Shares redeemed	(703,039)	(22,584,239)
Net increase (decrease) in shares outstanding	27,699	(20,465,355)

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2010		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2010(1)	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.55		$7.82	$13.24	$16.11	$13.08	$11.07

Income (Loss) from
Investment Operations:
Net investment income (loss)	—	(3)	0.27	0.29	0.31	0.25	0.31 (2)
Net realized and unrealized gain (loss) on investments	2.05		(0.18)	(4.97)	(1.75)	3.25	1.81
Total Income (Loss) from Investment Operations	2.05		0.09	(4.68)	(1.44)	3.50	2.12

Less Distributions:
From net investment income	(0.19)		(0.36)	(0.35)	(0.25)	(0.22)	(0.07)
From net realized gain on investments	—		—	(0.39)	(1.18)	(0.25)	(0.04)
Total Distributions	(0.19)		(0.36)	(0.74)	(1.43)	(0.47)	(0.11)

Net Asset Value, End of Period	$9.41		$7.55	$7.82	$13.24	$16.11	$13.08
Total Return	27.17	%(4)	0.52%	(35.13)%	(9.60)%	27.12%	19.27%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$48,270		$38,517	$199,884	$474,087	$712,620	$531,321
Ratio of expenses to average net assets
Before waivers and reimbursements	1.63	%(5)	1.34%	1.16%	1.06%	1.07%	1.09%
Net of waivers and reimbursements	0.75	%(5)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets
Before waivers and reimbursements	(0.88	)%(5)	0.07%	1.78%	1.44%	1.30%	1.60%
Net of waivers and reimbursements	0.00	%(5)	0.66%	2.19%	1.75%	1.62%	1.94%
Portfolio turnover rate	133	%(4)	268%	57%	54%	62%	35%

(1)	Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
HEXAM EMERGING
MARKETS FUND

Frontegra Hexam Emerging Markets Fund
SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 85.2%
	Brazil 13.6%
701	Companhia Siderurgica
	Nacional SA - ADR	$11,686
658	Petroleo Brasileiro SA - ADR	24,899
437	Vale SA - ADR	15,107
		51,692
	Canada 2.9%
103	First Quantum Minerals Ltd. (b)	11,188

	Hong Kong 11.6%
7,000	China Coal Energy Co. Ltd. (b)	10,933
15,000	Industrial & Commercial Bank of China	11,174
8,000	Nine Dragons Paper Holdings Ltd. (b)	11,301
8,000	PetroChina Co. Ltd. Class H (b)	10,457
		43,865
	India 3.0%
238	Reliance Industries Ltd.	11,310

	Netherlands 3.0%
759	VimpelCom Ltd. - ADR	11,415

	Russian Federation 12.0%
821	Magnitogorsk Iron & Steel Works	11,946
479	MMC Norilsk Nickel - ADR	11,338
549	Mobile Telesystems OJSC - ADR	11,458
3,229	Sberbank of Russia	11,001
		45,743
	Singapore 3.0%
6,000	Straits Asia Resources Ltd. (b)	11,641

	South Africa 6.2%
329	Impala Platinum Holdings Ltd. (b)	11,635
579	MTN Group Ltd. (b)	11,815
		23,450
	South Korea 9.0%
220	KB Financial Group, Inc. (b)	11,630
100	POSCO - ADR	10,769
14	Samsung Electronics Co., Ltd. (b)	11,707
		34,106
	Taiwan 4.0%
1,200	Taiwan Semiconductor
	Manufacturing Co., Ltd. - ADR	15,047

	Thailand 2.9%
2,300	Bangkok Bank PCL (b)	11,216

	Turkey 12.0%
2,438	Haci Omer Sabanci Holding AS (b)	11,369
2,695	Tekfen Holding AS (b)	11,276
3,336	Turk Hava Yollari (a)(b)	11,667
2,210	Turkiye Garanti Bankasi AS (b)	11,193
		45,505
	United Kingdom 2.0%
299	Kazakhmys PLC (b)	7,524
	Total Common Stocks
	(Cost $317,908)	323,702

PREFERRED STOCKS 7.1%
	Brazil 7.1%
566	Banco Bradesco SA - ADR	11,484
648	Itau Unibanco Holding SA - ADR	15,559
		27,043
	Total Preferred Stocks
	(Cost $26,250)	27,043
The accompanying notes are an integral part of these financial statements.

Frontegra Hexam Emerging Markets Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 57.4%
217,893	Fidelity Institutional
	Money Market Portfolio	$217,893
	Total Short-Term Investments
	(Cost $217,893)	217,893

	Total Investments 149.7%
	(Cost $562,051)	568,638

	Liabilities in Excess
	of Other Assets (49.7)%	(188,826)

	TOTAL NET ASSETS 100.0%	$379,812

(a)	Non-Income Producing.
(b)	U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	85.2%
Preferred Stocks	7.1
Short-Term Investments	57.4
Liabilities in Excess of Other Assets	(49.7)
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Hexam Emerging Markets Fund
PORTFOLIO DIVERSIFICATION
December 31, 2010 (Unaudited)

	Value	Percentage
Basic Materials	$125,068	32.9%
Consumer Services	11,667	3.1%
Financials	78,859	20.8%
Oil & Gas	46,666	12.3%
Technology	26,754	7.0%
Telecommunications	34,688	9.1%
Total Common Stocks	323,702	85.2%
Financials	27,043	7.1%
Total Preferred Stocks	27,043	7.1%
Total Short-Term Investments	217,893	57.4%
Total Investments	568,638	149.7%
Liabilities in Excess of Other Assets	(188,826)	(49.7)%
Total Net Assets	$379,812	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Hexam Emerging Markets Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)

Assets:
Investments at value (cost $562,051)	$568,638
Foreign currency at value (cost $2,479)	2,502
Interest and dividends receivable	66
Receivable for investments sold	12,435
Receivable from Adviser	8,700
Total assets	592,341

Liabilities:
Payable for investments purchased	92,409
Accrued investment advisory fee	102
Accrued expenses	8,745
Payable to custodian for foreign currency	111,273
Total liabilities	212,529
Net Assets	$379,812

Net Assets Consist of:
Paid in capital	$373,375
Undistributed net investment income (loss)	(126)
Accumulated net realized gain	35
Net unrealized appreciation/(depreciation) on:
Investments	6,587
Foreign currency	(59)
Net Assets	$379,812

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	37,334
Net Asset Value, Redemption Price and Offering Price Per Share	$10.17

The accompanying notes are an integral part of these financial statements.

Frontegra Hexam Emerging Markets Fund
STATEMENT OF OPERATIONS

For the Period
December 20, 2010(1)
through
December 31, 2010
(Unaudited)
Investment Income:
Interest income	$21
Total Investment Income	21

Expenses:
Custody fees	2,475
Fund administration and accounting fees	1,650
Audit fees	1,265
Legal fees	1,056
Federal and state registration fees	781
Directors’ fees and related expenses	451
Reports to shareholders	341
Shareholder servicing fees	275
Investment advisory fees (Note 3)	102
Other	451
Total expenses before waiver and reimbursement	8,847
Waiver and reimbursement of expenses by Adviser (Note 3)	(8,700)
Net expenses	147
Net Investment Loss	(126)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Foreign currency transactions	35
Change in net unrealized appreciation/(depreciation) on:
Investments	6,587
Foreign currency transactions	(59)
Net Realized and Unrealized Gain on Investments	6,563
Net Increase in Net Assets Resulting from Operations	$6,437

(1)	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Frontegra Hexam Emerging Markets Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Period
December 20, 2010(1)
through
December 31, 2010
(Unaudited)
Operations:
Net investment loss	$(126)
Net realized gain on:
Foreign currency transactions	35
Change in net unrealized appreciation/(depreciation) on:
Investments	6,587
Foreign currency transactions	(59)
Net increase in net assets resulting from operations	6,437

Capital Share Transactions:
Shares sold	373,375
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	—
Net increase in net assets resulting from capital share transactions	373,375
Total Increase in Net Assets	379,812

Net Assets:
Beginning of Period	—
End of Period (includes undistributed net investment loss of $(126))	$379,812

Transactions in Shares:
Shares sold	37,334
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	—
Net increase in shares outstanding	37,334

(1)	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Frontegra Hexam Emerging Markets Fund
FINANCIAL HIGHLIGHTS

	Period
	Ended
	December 31,
	2010(1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from
Investment Operations:
Net investment income (loss)	—	(2)
Net realized and unrealized gain on investments	0.17
Total Income from Investment Operations	0.17

Net Asset Value, End of Period	$10.17
Total Return	1.70	%(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$380
Ratio of expenses to average net assets
Before waivers and reimbursements	78.44	%(4)
Net of waivers and reimbursements	1.30	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(78.25	)%(4)
Net of waivers and reimbursements	(1.11	)%(4)
Portfolio turnover rate	0	%(3)

(1)	Commenced operations on December 20, 2010.
(2)	Less than one cent per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
NETOLS SMALL CAP
VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

During the second half of 2010, the Frontegra Netols Small Cap Value Fund returned 27.40%, net of fees, compared to 26.58% for the Russell 2000 Value Index.

Portfolio Review

The second half of 2010 was dominated by government actions to stimulate the economy.  A second round of quantitative easing by the Federal Reserve and the extension of the Bush tax cuts drove the market higher into year end.  Additional capital injected into the financial system pushed investors into riskier paper assets and continued to drive the demand for physical assets ranging from commodities to corporate takeover targets.  Combined with emerging market demand and world supply issues, commodity prices moved up sharply.  As a result, riskier assets outperformed in the second half of the year with Materials and Energy being the strongest performing sectors.  Conversely, less cyclical Consumer Staples and Utilities sectors lagged during the period.

Positive Contributions to Relative Performance in the second half of 2010:

•	Stock selection in Energy and Industrial sectors

•	Overweight in Industrial and Consumer Discretionary sectors

•	Best performing stocks for the period: ION Geophysical, Modine Manufacturing, Sunrise Senior Living, Titan International, Entegris

Negative Contributions to Relative Performance in the second half of 2010:

•	Stock selection in Materials and Health Care sectors

•	Overweight in Health Care sector

•	Worst performing stocks for the period: Corinthian Colleges, General Maritime, GTSI Corp, Medical Action Industries, Capella Education

Outlook

Most companies continue to see favorable trends in their businesses.  However, questions remain regarding the trajectory of the economic recovery.  China has signaled a desire to slow their economy, while austerity programs instituted in the U.K. already resulted in negative growth in the fourth quarter.  Domestically, the extension of the Bush tax cuts should continue to benefit the equity markets.  Additionally, with the Republicans taking control of the U.S. House of Representatives, there could be a softening or elimination of some of the recent government actions that increased regulatory burdens on corporate America.  The combination of a more favorable tax environment and less government intervention could benefit domestically focused businesses over the next few years.

Thank you for your continued support.

Jeff Netols
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 12/16/05 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/10	FUND	INDEX

SIX MONTHS	27.40%	26.58%

ONE YEAR	20.81%	24.50%

THREE YEAR	2.07%	2.19%

SINCE COMMENCEMENT
AVERAGE ANNUAL	5.55%	3.19%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.7%
	Aerospace & Defense 1.0%
19,989	American Science &
	Engineering, Inc.	$1,703,663

	Apparel & Accessories 1.6%
94,169	Carter’s, Inc. (a)	2,778,927

	Application Software 1.4%
109,534	Fair Isaac Corp.	2,559,809

	Auto Parts & Equipment 3.3%
172,402	Modine Manufacturing Co. (a)	2,672,231
75,938	Tenneco, Inc. (a)	3,125,608
		5,797,839
	Building Materials 0.8%
101,395	Gibraltar Industries, Inc. (a)	1,375,930

	Chemicals - Commodity 2.3%
150,870	Ferro Corp. (a)	2,208,737
194,847	Spartech Corp. (a)	1,823,768
		4,032,505
	Communications Equipment
	Manufacturing 2.2%
275,195	Harmonic, Inc. (a)	2,358,421
123,834	Tekelec (a)	1,474,863
		3,833,284
	Consumer Discretionary 1.8%
61,135	Ethan Allen Interiors, Inc.	1,223,311
97,169	Aarons, Inc.	1,981,276
		3,204,587
	Diversified Metals & Mining 2.0%
40,194	Compass Minerals International, Inc.	3,588,118

	Educational Services 1.3%
34,805	Capella Education Co. (a)	2,317,317

	Food Distributors 1.5%
71,511	United Natural Foods, Inc. (a)	2,623,023

	General Rental Centers 1.5%
118,407	United Rentals, Inc. (a)	2,693,759

	Health Care - Distributors 1.5%
118,437	PSS World Medical, Inc. (a)	2,676,676

	Health Care - Facility 3.5%
57,619	LifePoint Hospitals, Inc. (a)	2,117,498
385,266	Sunrise Senior Living, Inc. (a)	2,099,700
97,181	U.S. Physical Therapy, Inc. (a)	1,926,127
		6,143,325
	Health Care - Managed Care 1.1%
39,991	Magellan Health Services, Inc. (a)	1,890,775

	Health Care - Services 2.9%
100,944	Gentiva Health Services, Inc. (a)	2,685,110
104,661	Rehabcare Group, Inc. (a)	2,480,466
		5,165,576
	Health Care - Supplies 2.6%
35,023	Haemonetics Corp. (a)	2,212,753
157,301	Merit Medical Systems, Inc. (a)	2,490,075
		4,702,828
	Industrial REITS 1.3%
259,628	First Industrial Realty Trust, Inc. (a)	2,274,341

	Insurance - Property/Casualty 1.4%
53,448	Hanover Insurance Group, Inc.	2,497,090

	IT Consulting & Services 2.8%
53,957	Arbitron, Inc.	2,240,295
52,838	CACI International,
	Inc. - Class A (a)	2,821,549
		5,061,844

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.7% (continued)
	Lessors of Real Estate 1.0%
55,533	American Campus
	Communities, Inc.	$1,763,728

	Machinery - Construction / Farm 3.2%
156,343	Titan International, Inc.	3,054,942
48,688	Westinghouse Air Brake
	Technologies Corp.	2,575,109
		5,630,051
	Machinery - Industrial 7.3%
46,808	Gardner Denver, Inc.	3,221,327
52,437	IDEX Corp.	2,051,335
51,612	Kaydon Corp.	2,101,641
28,243	Nordson Corp.	2,594,967
85,430	Robbins & Myers, Inc.	3,056,685
		13,025,955
	Marine 2.6%
64,112	Alexander & Baldwin, Inc.	2,566,403
402,214	Eagle Bulk Shipping, Inc. (a)	2,003,026
		4,569,429
	Movies and Entertainment 1.1%
68,709	DreamWorks Animation
	SKG, Inc. (a)	2,024,854

	Oil & Gas - Equipment/Services 4.7%
338,488	ION Geophysical Corp. (a)	2,870,378
181,927	North American Energy
	Partners, Inc. (a)(b)	2,230,425
92,565	Superior Energy Services, Inc. (a)	3,238,849
		8,339,652
	Oil & Gas - Exploration/Products 4.6%
105,055	Forest Oil Corp. (a)	3,988,938
36,040	Whiting Petroleum Corp. (a)	4,223,528
		8,212,466
	Packaged Foods/Meats 2.2%
106,536	SunOpta, Inc. (a)	833,112
62,264	TreeHouse Foods, Inc. (a)	3,181,068
		4,014,180
	Railroads 3.0%
60,723	Genesee & Wyoming, Inc. (a)	3,215,283
44,409	Kansas City Southern (a)	2,125,415
		5,340,698
	Regional Banks 7.8%
40,138	Bank of Hawaii Corp.	1,894,915
56,273	Community Bank System, Inc.	1,562,701
134,853	First Midwest Bancorp, Inc.	1,553,507
129,519	Glacier Bancorp, Inc.	1,957,032
180,627	Old National Bancorp	2,147,655
49,948	Prosperity Bancshares, Inc.	1,961,958
48,856	Westamerica Bancorporation	2,710,042
		13,787,810
	Residential REITS 5.3%
306,755	FelCor Lodging Trust Inc. (a)	2,159,555
50,484	Mid-America Apartment
	Communities, Inc.	3,205,229
120,114	Sun Communities, Inc.	4,000,998
		9,365,782
	Restaurants 2.9%
162,819	Dominos Pizza, Inc. (a)	2,596,963
82,130	The Cheesecake Factory, Inc. (a)	2,518,106
		5,115,069
	Retail - Apparel 2.3%
149,108	AnnTaylor Stores Corp. (a)	4,084,068

	Retail REITS 0.8%
231,893	Cedar Shopping Centers, Inc.	1,458,607

	Semiconductor Equipment 2.6%
127,953	Advanced Energy Industries, Inc. (a)	1,745,279
380,516	Entegris, Inc. (a)	2,842,454
		4,587,733

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.7% (continued)
	Semiconductors 2.0%
230,562	Fairchild Semiconductor
	International, Inc. (a)	$3,599,073
	Services - Environmental 0.9%
60,152	Tetra Tech, Inc. (a)	1,507,409

	Specialty Stores 2.1%
76,101	Tractor Supply Co.	3,690,138

	Steel 1.5%
64,132	Carpenter Technology Corp.	2,580,672

	Thrifts & Mortgage Finance 2.0%
121,851	Astoria Financial Corp.	1,694,947
178,219	MGIC Investment Corp. (a)	1,816,052
		3,510,999
	Total Common Stocks
	(Cost $130,249,274)	173,129,589

SHORT-TERM INVESTMENTS 2.0%
	Investment Company 2.0%
3,615,407	Fidelity Institutional
	Money Market Portfolio	3,615,407
	Total Short-Term Investments
	(Cost $3,615,407)	3,615,407

	Total Investments 99.7%
	(Cost $133,864,681)	176,744,996

	Other Assets in Excess
	of Liabilities 0.3%	535,205

	TOTAL NET ASSETS 100.0%	$177,280,201

(a)	Non-Income Producing.
(b)	U.S. traded security of a foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	97.7%
Short-Term Investments	2.0
Other Assets in Excess of Liabilities	0.3
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)

Assets:
Investments at value (cost $133,864,681)	$176,744,996
Interest receivable	38,307
Receivable for Fund shares sold	722,174
Receivable from Adviser	5,073
Total assets	177,510,550

Liabilities:
Payable for Fund shares redeemed	42,664
Accrued investment advisory fee	146,920
Accrued distribution and shareholder servicing fees	17,639
Accrued expenses	23,126
Total liabilities	230,349
Net Assets	$177,280,201

Net Assets Consist of:
Paid in capital	$145,681,570
Undistributed net investment income	41,277
Accumulated net realized loss	(11,322,961)
Unrealized appreciation on investments	42,880,315
Net Assets	$177,280,201

Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	50,000,000
Class Y Shares Authorized	50,000,000

Institutional Class:
Net Assets	$157,663,581
Issued and Outstanding	12,274,817
Net Asset Value, Redemption Price and Offering Price Per Share	$12.84

Class Y:
Net Assets	$19,616,620
Issued and Outstanding	1,542,419
Net Asset Value, Redemption Price and Offering Price Per Share	$12.72

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2010
(Unaudited)
Investment Income:
Dividend income	$940,100
Interest income	4,217
Total Investment Income	944,317

Expenses:
Investment advisory fees (Note 3)	763,903
Distribution and shareholder servicing fees - Class Y (Note 7)	34,125
Fund administration and accounting fees	26,472
Legal fees	15,410
Audit fees	13,337
Shareholder servicing fees	12,797
Federal and state registration fees	8,672
Directors’ fees and related expenses	7,184
Custody fees	6,500
Reports to shareholders	3,361
Other	4,256
Total expenses before waiver and reimbursement	896,017
Waiver and reimbursement of expenses by Adviser (Note 3)	(21,600)
Net expenses	874,417
Net Investment Income	69,900

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(4,338,765)
Change in net unrealized appreciation/(depreciation) on:
Investments	41,840,817
Net Realized and Unrealized Gain on Investments	37,502,052
Net Increase in Net Assets Resulting from Operations	$37,571,952

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010
Operations:
Net investment income	$69,900	$64,463
Net realized loss on investments	(4,338,765)	(2,816,578)
Change in net unrealized appreciation/(depreciation) on investments	41,840,817	4,527,457
Net increase in net assets resulting from operations	37,571,952	1,775,342

Distributions Paid to Institutional Class Shareholders From:
Net investment income	(28,623)	(105,774)
Net realized gain	—	—
Return of capital	—	(34,387)
Net decrease in net assets resulting from distributions paid	(28,623)	(140,161)
Distributions Paid to Class Y Shareholders From:
Net investment income	—	—
Net realized gain	—	—
Net decrease in net assets resulting from distributions paid	—	—
Capital Share Transactions:
Shares sold - Institutional Class	12,739,898	87,906,355
Shares sold - Class Y	1,833,497	17,583,054
Shares issued to holders in reinvestment of distributions - Institutional Class	17,071	100,276
Shares issued to holders in reinvestment of distributions - Class Y	—	—
Shares redeemed - Institutional Class	(8,125,706)	(13,668,980)
Shares redeemed - Class Y	(1,945,253)	(2,737,389)
Net increase in net assets resulting from capital share transactions	4,519,507	89,183,316
Total Increase in Net Assets	42,062,836	90,818,497
Net Assets:
Beginning of Period	135,217,365	44,398,868
End of Period (includes undistributed net investment
income of $41,277 and $0, respectively)	$177,280,201	$135,217,365

Transactions In Shares – Institutional Class:
Shares sold	1,129,889	8,334,941
Shares issued to holders in reinvestment of distributions	1,351	9,764
Shares redeemed	(726,460)	(1,291,419)
Net increase in shares outstanding	404,780	7,053,286

Transactions In Shares – Class Y:
Shares sold	164,225	1,709,218
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(177,867)	(252,817)
Net increase (decrease) in shares outstanding	(13,642)	1,456,401

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months
	Ended		Year	Year	Year	Year	Period
	December 31,		Ended	Ended	Ended	Ended	Ended
	2010		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2010	2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$10.08		$9.03	$11.81	$12.88	$10.29	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.01		0.02 (2)	0.01	— (3)	0.03	—	(3)
Net realized and unrealized gain (loss) on investments	2.75		1.05	(2.79)	(0.90)	2.62	0.29
Total Income (Loss) from Investment Operations	2.76		1.07	(2.78)	(0.90)	2.65	0.29

Less Distributions:
From net investment income	—	(3)	(0.02)	— (3)	(0.02)	—	—
From net realized gain on investments	—		—	—	(0.15)	(0.06)	—
From return of capital	—		— (3)	—	—	—	—
Total Distributions	—		(0.02)	—	(0.17)	(0.06)	—

Net Asset Value, End of Period	$12.84		$10.08	$9.03	$11.81	$12.88	$10.29
Total Return	27.40	%(4)	11.76%	(23.42)%	(7.01)%	25.81%	2.90	%(4)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$157,664		$119,657	$43,504	$31,346	$17,368	$7,728
Ratio of expenses to average net assets
Before waivers and reimbursements	1.13	%(5)	1.18%	1.45%	1.59%	2.10%	4.59	%(5)
Net of waivers and reimbursements	1.10	%(5)	1.10%	1.10%	1.10%	1.10%	1.10	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.11	%(5)	0.17%	(0.13)%	(0.40)%	(0.70)%	(3.44	)%(5)
Net of waivers and reimbursements	0.14	%(5)	0.25%	0.22%	0.09%	0.30%	0.05	%(5)
Portfolio turnover rate	13	%(4)	41%	36%	32%	49%	41	%(4)

(1)	Commenced operations on December 16, 2005.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Six Months
	Ended		Year	Year	Period
	December 31,		Ended	Ended	Ended
	2010		June 30,	June 30,	June 30,
	(Unaudited)		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$10.00		$8.98	$11.78	$12.54

Income (Loss) from
Investment Operations:
Net investment income (loss)	(0.02)		—	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.74		1.02	(2.78)	(0.57)
Total Income (Loss) from Investment Operations	2.72		1.02	(2.80)	(0.59)

Less Distributions:
From net investment income	—	(2)	—	—	(0.02)
From net realized gain on investments	—		—	—	(0.15)
Total Distributions	—		—	—	(0.17)

Net Asset Value, End of Period	$12.72		$10.00	$8.98	$11.78
Total Return	27.20	%(3)	11.36%	(23.77)%	(4.76	)%(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$19,617		$15,560	$895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.53	%(4)	1.58%	1.85%	2.01	%(4)
Net of waivers and reimbursements	1.50	%(4)	1.50%	1.50%	1.55	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.29	)%(4)	(0.23)%	(0.53)%	(0.80	)%(4)
Net of waivers and reimbursements	(0.26	)%(4)	(0.15)%	(0.18)%	(0.34	)%(4)
Portfolio turnover rate	13	%(3)	41%	36%	32	%(3)

(1)	Commenced operations on November 1, 2007.
(2)	Less than one cent per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
PHOCAS SMALL CAP
VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontegra Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations.  The objective is relative to, and measured against, the Russell 2000 Value Index.

Performance Review

The Frontegra Phocas Small Cap Value Fund returned 30.50%, net of fees, for the six month period ending December 31, 2010.  The Fund’s return outperformed the 26.58% return of its benchmark, the Russell 2000 Value Index.

In the fourth quarter, Energy was the best performing sector within the broader small cap Russell 2000 Index, up +29.7%.  The Materials sector (+21.2%) was in second place, followed by Industrials (+19.7%) and Information Technology (+17.2%).  For calendar year 2010, Information Technology (+34.3%) led the parade, followed very closely by Materials (+33.5%), Energy (+32.8%), and Consumer Discretionary (+31.9%) close behind.  Clearly, this type of performance is not sustainable for very long.  For valuations to continue moving higher, we believe it will be important that company fundamentals continue to improve in line with, or exceeding, current expectations.

Portfolio Outlook and Strategy

Despite many predictions to the contrary, the global economy did not slip into a “double dip” recession.  In fact, the National Bureau of Economic Research, an organization tasked with identifying when recessions started and ended, determined that the last recession ended in June 2009, and that we are now into our second year of economic expansion – even if people don’t necessarily feel it.

In the US, recent economic data for manufacturing activity and consumer spending—two important indicators of economic health—showed modest improvement.  Outside the US, Asia and Latin America are growing quite quickly, partly because these regions did not have the debt crisis that Europe and America experienced.  Emerging nations are evolving into free market economies, and as such, demand for consumer goods in those emerging nations remains strong.  In addition, the governments there are investing in infrastructure such as roads, bridges, water treatment plants, electricity, and energy.  Thus, strong demand coming from emerging geographies is helping to drive the economies in Europe and America.  That will have to do until the developed regions’ consumers start spending and stop retrenching.

Today, corporate balance sheets are in much better shape than during the previous downturn.  Companies have continued to accumulate quite a bit of cash while, at the same time, they have reduced their debt levels.  Meanwhile, households are less leveraged now than they have been in quite a few years.  The household savings rate is now at 6%, up from 2% over the past two years.  The short-term problem: unemployment is still very high, and housing prices remain quite low.  The likelihood of these getting much worse, however, continues to decline over time, further reducing the probability of another recession any time soon.

As we look toward 2011, corporate earnings are expected to grow another 10%, and interest rates should remain at subdued levels.  Dividend yields are high for many companies, and corporate balance sheets are healthier than they’ve been in decades.  Housing seems to have stabilized, and unemployment probably won’t get worse.  And given how low interest rates are today, the stock market remains underpriced relative to historical levels.

On the other hand, this is not to say we are out of the woods quite yet.  We still have many concerns: deflation threats, commodity prices continue to rise to record levels globally, domestic unemployment rates are still very high by historical standards, and lending remains anemic despite excess liquidity offered by the Federal Reserve.  In addition, we have a mountain of debt accumulating at the Federal level.  Our budget deficit is estimated to be $1.4 trillion in 2011, which, left unattended, could easily cause the dollar to weaken further, and push US interest rates higher.

In either case, we remain concerned that much of the improvement in the domestic economy is already embedded in the valuation of most stock prices today.  To be somewhat redundant, we continue to believe stock selection will be critical for continued portfolio management success.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 9/29/06 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/10	FUND	INDEX

SIX MONTHS	30.50%	26.58%

ONE YEAR	29.94%	24.50%

THREE YEAR	6.75%	2.19%

SINCE COMMENCEMENT
AVERAGE ANNUAL	5.02%	0.90%

This chart assumes an initial gross investment of $100,000 made on 9/29/06.  Returns shown include the reinvestment of all distributions.  Past performance is not predictive of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  In the absence of fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Phocas Small Cap Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.0%
	Aerospace Product and
	Parts Manufacturing 2.1%
3,397	AAR Corp. (a)	$93,315
3,548	Triumph Group, Inc.	317,227
		410,542
	Agencies, Brokerages, and Other
	Insurance Related Activities 0.8%
11,579	National Financial Partners Corp. (a)	155,158

	Animal Slaughtering
	and Processing 1.9%
21,173	Darling International, Inc. (a)	281,177
2,337	Sanderson Farms, Inc.	91,494
		372,671
	Architectural, Engineering,
	and Related Services 1.2%
3,833	Tetra Tech, Inc. (a)	96,055
3,671	URS Corp. (a)	152,750
		248,805
	Basic Chemical Manufacturing 3.6%
3,256	Ashland, Inc.	165,600
12,673	Huntsman Corp.	197,826
1,957	OM Group, Inc. (a)	75,364
7,373	Sensient Technologies Corp.	270,810
		709,600
	Clothing Stores 0.5%
1,971	Childrens Place Retail Stores, Inc. (a)	97,841

	Communications Equipment
	Manufacturing 2.4%
8,757	Arris Group, Inc. (a)	98,254
6,874	Brush Engineered Materials, Inc. (a)	265,611
16,650	Tellabs, Inc.	112,887
		476,752

	Computer Systems Design
	and Related Services 2.4%
8,704	JDA Software Group, Inc. (a)	243,712
7,639	SYNNEX Corp. (a)	238,337
		482,049
	Cut and Sew Apparel
	Manufacturing 3.7%
13,280	Iconix Brand Group, Inc. (a)	256,436
10,723	Perry Ellis International, Inc. (a)	294,561
10,201	Volcom, Inc. (a)	192,493
		743,490
	Depository Credit Intermediation 15.2%
13,784	Banco Latinoamericano
	de Exportaciones S.A. (b)	254,453
29,941	Boston Private
	Financial Holdings, Inc.	196,114
49,376	Center Financial Corp. (a)	374,270
20,074	CoBiz Financial, Inc.	122,050
10,940	Columbia Banking System, Inc.	230,396
26,740	First Horizon National Corp. (a)	314,998
3,913	IBERIABANK Corp.	231,376
7,630	Old National Bancorp	90,721
3,929	PacWest Bancorp	84,002
5,322	Republic Bancorp, Inc. - Class A	126,398
1,668	Southwest Bancorp, Inc.	20,683
5,619	SVB Financial Group (a)	298,088
98,675	Synovus Financial Corp.	260,502
16,691	Washington Banking Co.	228,834
6,483	Wintrust Financial Corp.	214,133
		3,047,018
	Electric Power Generation,
	Transmission and Distribution 1.5%
5,814	Great Plains Energy, Inc.	112,734
4,537	Portland General Electric Co.	98,453
3,583	Unitil Corp.	81,477
		292,664

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.0% (continued)
	Electrical Equipment
	Manufacturing 0.5%
3,044	Powell Industries, Inc. (a)	$100,087

	Electronic Shopping and
	Mail-Order Houses 0.4%
6,041	Systemax, Inc.	85,178

	Footwear Manufacturing 1.2%
7,658	Wolverine World Wide, Inc.	244,137

	Fruit and Vegetable
	Preserving and Specialty
	Food Manufacturing 1.1%
4,278	Treehouse Foods, Inc. (a)	218,563

	Furniture and Home Furnishing
	Merchant Wholesalers 1.3%
4,209	United Stationers, Inc. (a)	268,576

	Highway, Street, and
	Bridge Construction 0.4%
6,839	Sterling Construction Co., Inc. (a)	89,181

	Insurance Carriers 3.4%
3,343	Alterra Capital Holdings Ltd. (b)	72,343
37,135	CNO Financial Group, Inc. (a)	251,775
3,698	Infinity Property & Casualty Corp.	228,536
4,905	Unitrin, Inc.	120,369
		673,023
	Lawn and Garden Equipment
	and Supplies Stores 0.6%
6,358	Titan Machinery, Inc. (a)	122,709

	Management of Companies
	and Enterprises 4.1%
12,355	Ares Capital Corp.	203,610
27,772	Internet Capital Group,
	Inc. - Class A (a)	394,918
9,410	Prospect Capital Corp.	101,628
6,567	Safeguard Scientifics, Inc. (a)	112,164
		812,320
	Management, Scientific, and
	Technical Consulting Services 1.3%
10,109	Huron Consulting Group, Inc. (a)	267,383

	Medical Equipment and
	Supplies Manufacturing 0.9%
6,255	Orthofix International N.V. (a)(b)	181,395

	Metal Ore Mining 1.3%
9,436	Coeur d’Alene Mines Corp. (a)	257,792

	Miscellaneous Durable Goods
	Merchant Wholesalers 0.4%
1,205	Schnitzer Steel Industries,
	Inc. - Class A	80,000

	Natural Gas Distribution 1.4%
5,091	Atmos Energy Corp.	158,839
3,107	Laclede Group, Inc.	113,530
		272,369
	Nonscheduled Air Transportation 0.9%
3,287	Atlas Air Worldwide
	Holdings, Inc. (a)	183,513

	Oil and Gas Extraction 6.2%
8,734	Goodrich Petroleum Corp. (a)	154,068
11,182	Penn Virginia Corp.	188,081
The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.0% (continued)
	Oil and Gas Extraction 6.2% (continued)
8,299	Petroleum Development Corp. (a)	$350,301
15,009	Rex Energy Corp. (a)	204,873
8,645	Swift Energy Co. (a)	338,451
		1,235,774
	Other Electrical Equipment and
	Component Manufacturing 1.0%
11,997	Herley Industries, Inc. (a)	207,788

	Other Fabricated Metal Product
	Manufacturing 1.9%
5,669	Timken Co.	270,581
2,874	Watts Water Technologies,
	Inc. - Class A	105,160
		375,741
	Other Food Manufacturing 0.5%
3,899	Snyders-Lance, Inc.	91,393

	Other General Purpose
	Machinery Manufacturing 1.3%
3,850	Esterline Technologies Corp. (a)	264,071

	Other Professional, Scientific,
	and Technical Services 0.6%
5,783	TeleTech Holdings, Inc. (a)	119,072

	Personal Care Services 1.7%
7,124	Steiner Leisure Ltd. (a)(b)	332,691

	Petroleum and Coal
	Products Manufacturing 0.4%
1,149	Ameron International Corp.	87,749

	Pharmaceutical and
	Medicine Manufacturing 2.7%
9,081	Par Pharmaceutical
	Companies, Inc. (a)	349,709
11,093	ViroPharma, Inc. (a)	192,131
		541,840
	Plastics Product Manufacturing 0.4%
4,176	Tredegar Corp.	80,931

	Printing and Related
	Support Activities 0.5%
4,441	American Greetings Corp.	98,413

	Rail Transportation 0.9%
3,736	Kansas City Southern (a)	178,805

	Real Estate Investment Trusts 12.0%
13,083	Acadia Realty Trust	238,634
3,786	Alexandria Real Estate Equities, Inc.	277,362
32,992	Cogdell Spencer, Inc.	191,354
15,067	Colonial Properties Trust	271,959
11,424	DuPont Fabros Technology, Inc.	242,988
14,633	First Potomac Realty Trust	246,127
11,402	Glimcher Realty Trust	95,777
5,364	Kilroy Realty Corp.	195,625
10,897	LaSalle Hotel Properties	287,681
19,586	Strategic Hotels & Resorts, Inc. (a)	103,610
8,369	Sun Communities, Inc.	278,772
		2,429,889
	Sawmills and Wood Preservation 0.5%
11,377	Louisiana-Pacific Corp. (a)	107,626

	Securities and Commodity Contracts
	Intermediation and Brokerage 2.0%
4,009	Affiliated Managers Group, Inc. (a)	397,773

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.0% (continued)
	Semiconductor and Other Electronic
	Component Manufacturing 5.4%
24,013	Fairchild Semiconductor
	International, Inc. - Class A (a)	$374,843
15,125	Microsemi Corp. (a)	346,363
38,175	RF Micro Devices, Inc. (a)	280,586
2,471	Synaptics, Inc. (a)	72,598
		1,074,390
	Software Publishers 1.1%
10,814	Compuware Corp. (a)	126,199
14,214	S1 Corp. (a)	98,077
		224,276
	Support Activities for Mining 0.8%
33,800	Parker Drilling Co. (a)	154,466

	Trading Companies & Distributors 0.8%
18,770	Aceto Corp.	168,930

	Water, Sewage and Other Systems 0.8%
6,046	American Water Works Co., Inc.	152,903
	Total Common Stocks
	(Cost $14,439,845)	19,217,337

SHORT-TERM INVESTMENTS - 3.3%
651,312	AIM STIT-STIC Prime Portfolio -
	Institutional Class	651,312
	Total Short-Term Investments
	(Cost $651,312)	651,312

	Total Investments 99.3%
	(Cost $15,318,918)	19,868,649

	Other Assets in Excess
	of Liabilities 0.7%	136,454

	TOTAL NET ASSETS 100.0%	$20,005,103

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	96.0%
Short-Term Investments	3.3
Other Assets in Excess of Liabilities	0.7
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)

Assets:
Investments at value (cost $15,318,918)	$19,868,649
Interest receivable	22,817
Receivable for Fund shares sold	107,702
Receivable for investments sold	477,335
Prepaid expenses and other assets	2,010
Total assets	20,478,513

Liabilities:
Payable for investments purchased	335,371
Payable for Fund shares redeemed	99,345
Accrued investment advisory fee	5,919
Accrued expenses	32,775
Total liabilities	473,410
Net Assets	$20,005,103

Net Assets Consist of:
Paid in capital	$19,145,970
Undistributed net investment income	17,049
Accumulated net realized loss	(3,707,647)
Unrealized appreciation on investments	4,549,731
Net Assets	$20,005,103

Capital Stock – Class L, $0.01 Par Value
Authorized	50,000,000
Issued and Outstanding	835,445
Net Asset Value, Redemption Price and Offering Price Per Share	$23.95

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2010
(Unaudited)
Investment Income:
Dividend income	$138,260
Interest income	362
Total Investment Income	138,622

Expenses:
Investment advisory fees (Note 3)	75,563
Fund administration and accounting fees	15,185
Legal fees	11,413
Shareholder servicing fees	11,017
Audit fees	10,960
Directors’ fees and related expenses	5,992
Federal and state registration fees	5,515
Custody fees	3,136
Reports to shareholders	2,794
Other	1,747
Total expenses before waiver and reimbursement	143,322
Waiver and reimbursement of expenses by Adviser (Note 3)	(57,689)
Net expenses	85,633
Net Investment Income	52,989

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	687,848
Change in net unrealized appreciation/(depreciation) on:
Investments	3,898,090
Net Realized and Unrealized Gain on Investments	4,585,938
Net Increase in Net Assets Resulting from Operations	$4,638,927

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the Six	For the
	December 31, 2010	Months Ended	Year Ended
	(Unaudited)	June 30, 2010(1)	December 31, 2009
Operations:
Net investment income	$52,989	$16,088	$67,895
Net realized gain (loss) on investments	687,848	1,494,477	(2,924,744)
Change in net unrealized appreciation/(depreciation) on investments	3,898,090	(1,213,825)	6,566,932
Net increase (decrease) in net assets resulting from operations	4,638,927	296,740	3,710,083

Distributions Paid to Class L Shareholders From:
Net investment income	(50,863)	—	(75,678)
Net decrease in net assets resulting from distributions paid	(50,863)	—	(75,678)

Capital Share Transactions – Class L:
Shares sold	1,032,822	921,266	2,201,503
Shares issued to holders in reinvestment of distributions	50,863	—	75,678
Shares redeemed	(842,484)	(5,373,421)	(3,782,494)
Redemption fees	287	230	210
Net increase (decrease) in net assets resulting from capital share transactions	241,488	(4,451,925)	(1,505,103)
Total Increase (Decrease) in Net Assets	4,829,552	(4,155,185)	2,129,302

Net Assets:
Beginning of Period	15,175,551	19,330,736	17,201,434
End of Period (includes undistributed net investment
income of $17,049, $14,924 and $0, respectively)	$20,005,103	$15,175,551	$19,330,736

Transactions in Shares – Class L:
Shares sold	48,960	47,147	143,940
Shares issued to holders in reinvestment of distributions	2,163	—	4,240
Shares redeemed	(40,263)	(268,474)	(254,710)
Net increase (decrease) in shares outstanding	10,860	(221,327)	(106,530)

(1)	Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund
FINANCIAL HIGHLIGHTS

											September 29,
	Six Months				Year		Year		Year		2006(2)
	Ended		Six Months		Ended		Ended		Ended		through
	December 31,		Ended		December		December		December		December
	2010		June 30,		31,		31,		31,		31,
	(Unaudited)		2010(1)		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$18.40		$18.48		$14.93		$20.01		$21.86		$20.00

Income (Loss) from
Investment Operations:
Net investment income	0.06		0.02	(3)	0.06	(3)	0.13	(3)	0.05	(3)	0.03
Net realized and unrealized gain (loss) on investments	5.55		(0.10)		3.56		(5.08)		(1.68)		1.85
Total Income (Loss) from Investment Operations	5.61		(0.08)		3.62		(4.95)		(1.63)		1.88

Less Distributions:
From net investment income	(0.06)		—		(0.07)		(0.13)		(0.09)		(0.02)
From net realized gain on investments	—		—		—		—		(0.13)		—
Total Distributions	(0.06)		—		(0.07)		(0.13)		(0.22)		(0.02)
Redemption fees retained	—	(4)	—	(3)(4)	—	(3)(4)	—	(3)(4)	—	(3)(4)	—

Net Asset Value, End of Period	$23.95		$18.40		$18.48		$14.93		$20.01		$21.86
Total return(5)	30.50	%(5)	(0.43)%		24.29%		(24.68)%		(7.46)%		9.41	%(5)

Supplemental Data and Ratios:
Net assets, end of period (thousands)	$20,005		$15,176		$19,331		$17,201		$21,936		$1,233
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.66	%(6)	1.68	%(6)	1.71%		1.52%		2.43%		14.93	%(6)
After waivers and reimbursements	0.99	%(6)	0.99	%(6)	0.99%		0.99%		1.18%		1.50	%(6)
Ratio of net investment income (loss) to average net assets:
Before waivers and reimbursements	(0.05	)%(6)	(0.53	)%(6)	(0.31)%		0.21%		(0.54)%		(12.79	)%(6)
After waivers and reimbursements	0.62	%(6)	0.16	%(6)	0.41%		0.74%		0.71%		0.63	%(6)
Portfolio turnover rate	20	%(5)	43.45	%(5)	66.77%		33.89%		147.75%		11.20	%(5)

(1)	Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.
(2)	Commencement of operations.
(3)	Per share net investment income has been calculated using the daily average shares method.
(4)	Amount is less than $0.01.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2010 (Unaudited)

(1)	Organization

Frontegra Funds, Inc. (the “Company”) was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The Company currently has six series that are operational:  the Frontegra Columbus Core Plus Fund, the Frontegra Columbus Core Fund, the Frontegra Mastholm International Equity Fund, the Frontegra Hexam Emerging Markets Fund, the Frontegra Netols Small Cap Value Fund and the Frontegra Phocas Small Cap Value Fund (the “Funds”).  The Frontegra Columbus Core Plus and Columbus Core Funds seek a high level of total return, consistent with the preservation of capital.  The investment objective of the Frontegra Mastholm International Equity Fund, the Frontegra Hexam Emerging Markets Fund, the Frontegra Netols Small Cap Value Fund and the Frontegra Phocas Small Cap Value Fund is capital appreciation.  The Frontegra Columbus Core Plus and Columbus Core Funds are sub-advised by Reams Asset Management, a division of Scout Investments, Inc. (“Reams”).  The Frontegra Columbus Core Plus Fund – Institutional Class and the Frontegra Columbus Core Plus Fund – Class Y commenced operations on November 25, 1996 and  November 12, 2009, respectively.  The Frontegra Columbus Core Fund commenced operations on February 23, 2001.  The Frontegra Mastholm International Equity Fund, sub-advised by Mastholm Asset Management, LLC (“Mastholm”), commenced operations on January 8, 2004.  Mastholm began managing the Fund on October 12, 2009.  The Frontegra Hexam Emerging Markets Fund, sub-advised by Hexam Capital Partners, LLP (“Hexam”), commenced operations on December 20, 2010.  The Frontegra Netols Small Cap Value Fund – Institutional Class and the Netols Small Cap Value Fund – Class Y, sub-advised by Netols Asset Management, Inc. (“Netols”), commenced operations on December 16, 2005 and November 1, 2007, respectively.  The Frontegra Phocas Small Cap Value Fund, sub-advised by Phocas Financial Corp. (“Phocas”), commenced operations on September 28, 2006 as a series of another registered investment company and was reorganized into a newly-created portfolio of the Company on October 8, 2010.  The Frontegra Phocas Small Cap Value Fund acquired the Phocas Small Cap Value Fund on October 8, 2010.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)	Investment Valuation

Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and evaluated dealer bid quotations. Debt securities, such as term loans, when not priced by an independent pricing service, are priced by an independent dealer based on the current closing bid price.  Credit default swaps are valued by a third party pricing service.  Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded.  Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Shares of underlying mutual funds are valued at their respective NAVs.  Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries, market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra Mastholm International Equity and Frontegra Hexam Emerging Markets Funds.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

approximates market value.  Securities maturing within 60 days or less when purchased are valued by the amortized cost method.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or subadvisers pursuant to guidelines established by the Board of Directors.

On January 21, 2010, the FASB issued ASU 2010-06,Improving Disclosures about Fair Value Measurements.  ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements.  Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.  Examples of inputs used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities and trading volume.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.  The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 —	Quoted prices in active markets for identical securities
Level 2 —
Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset backed securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices, interest rates and credit quality of issuers/counterparties for credit default swaps).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2010:

Columbus Core Plus Fund
Description	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Obligations	$—	$193,342,289	$—	$193,342,289
Corporate Bonds	—	81,839,509	—	81,839,509
U.S. Government Agency Issues	—	8,263,880	—	8,263,880
Asset Backed Securities	—	37,564,862	—	37,564,862
Mortgage Backed Securities	—	75,273,669	—	75,273,669
Total Equity	—	396,284,209	—	396,284,209
Short-Term Investments	—	26,059,470	—	26,059,470
Total Investments in Securities	$—	$422,343,679	$—	$422,343,679
Other Financial Instruments*
Foreign currency contracts	$—	$166,028	$—	$166,028

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Columbus Core Fund
Description	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Obligations	$—	$38,838,812	$—	$38,838,812
Corporate Bonds	—	10,138,770	—	10,138,770
U.S. Government Agency Issues	—	1,274,057	—	1,274,057
Asset Backed Securities	—	5,299,500	—	5,299,500
Mortgage Backed Securities	—	12,724,412	—	12,724,412
Total Fixed Income	—	68,275,551	—	68,275,551
Short-Term Investments	—	2,995,000	—	2,995,000
Total Investments in Securities	$—	$71,270,551	$—	$71,270,551

Mastholm International Equity

Description	Level 1	Level 2	Level 3	Total
Equity
Common Stocks**	$45,630,009	$—	$—	$45,630,009
Total Equity	45,630,009	—	—	45,630,009
Short-Term Investments	2,173,866	—	—	2,173,866
Total Investments in Securities	$47,803,875	$—	$—	$47,803,875

**
Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation.  On days when systematic fair valuation is used, non-US$ denominated securities move from a Level 1 to a Level 2 classification.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

Hexam Emerging Markets

Description	Level 1	Level 2	Level 3	Total
Equity
Preferred Stocks	$27,043	$—	$—	$27,043
Common Stocks	323,702	—	—	323,702
Total Equity	350,745	—	—	350,745
Short-Term Investments	217,893	—	—	217,893
Total Investments in Securities	$568,638	$—	$—	$568,638

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$173,129,589	$—	$—	$173,129,589
Total Equity	173,129,589	—	—	173,129,589
Short-Term Investments	3,615,407	—	—	3,615,407
Total Investments in Securities	$176,744,996	$—	$—	$176,744,996

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$19,217,337	$—	$—	$19,217,337
Total Equity	19,217,337	—	—	19,217,337
Short-Term Investments	651,312	—	—	651,312
Total Investments in Securities	$19,868,649	$—	$—	$19,868,649

For the period ended December 31, 2010, there were no significant transfers between Level 1 and Level 2 for the Frontegra Columbus Core Plus Fund, Frontegra Columbus Core Fund, Frontegra Hexam Emerging Markets Fund, Frontegra Netols Small Cap Value Fund and Frontegra Phocas Small Cap Value Fund.

(b)	Off-Balance Sheet Risk

The Frontegra Columbus Core Plus Fund is party to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationships between the U.S. dollar and various foreign currencies.  These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities.  Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.  The contract amount indicates the extent of the Fund’s involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date.  Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date that a Fund entered into the contract.  At December 31, 2010, the Frontegra Columbus Core Plus Fund had entered into strategic forward currency contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date.  The terms of the open contracts are as follows:

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

Columbus Core Plus Fund

				U.S. $ Value at		U.S. $ Value at	Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Currency to be Delivered		December 31, 2010	Currency to be Received	December 31, 2010	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	3/9/11	6,166,000	Euro Currency	$8,603,583	U.S. Dollar	$8,237,791	$365,793	$—
Goldman Sachs	3/28/11	3,328,000	Euro Currency	4,481,069	U.S. Dollar	4,445,840	35,229	—
Goldman Sachs	3/9/11	4,946,984	Euro Currency	6,678,925	U.S. Dollar	6,609,183	—	(69,742)
Goldman Sachs	3/9/11	1,219,016	Euro Currency	1,663,835	U.S. Dollar	1,628,608	—	(35,227)
Goldman Sachs	3/28/11	2,820,287	Euro Currency	3,883,521	U.S. Dollar	3,767,591	—	(115,930)
Goldman Sachs	3/28/11	507,723	Euro Currency	692,357	U.S. Dollar	678,262	—	(14,095)
				$26,003,290		$25,367,275	$401,022	$(234,994)

The Frontegra Columbus Core Plus Fund had net unrealized depreciation on forward currency contracts of $166,028 as of December 31, 2010.

The Frontegra Columbus Core Fund, Frontegra Mastholm International Equity Fund, Frontegra Hexam Emerging Markets Fund, Frontegra Netols Small Cap Value Fund and Frontegra Phocas Small Cap Value Fund held no forward contracts at December 31, 2010.

(c)	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2010, open Federal and state income tax years include the tax years ended June 30, 2008, June 30, 2009 and June 30, 2010.  The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

(d)	Distributions to Shareholders

Dividends from net investment income are usually declared and paid quarterly for the Frontegra Columbus Core Plus and Frontegra Columbus Core Funds and at least annually for the Frontegra Mastholm International Equity Fund, Frontegra Hexam Emerging Markets Fund, Frontegra Netols Small Cap Value Fund and the Frontegra Phocas Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

The tax character of distributions paid during the six months ended December 31, 2010 and the year ended June 30, 2010 were as follows:

	Six Months Ended December 31, 2010				Year Ended June 30, 2010
	Ordinary	Long-Term	Return	Total	Ordinary	Long-Term	Return	Total
	Income	Capital Gains	of Capital	Distributions	Income	Capital Gains	of Capital	Distributions
Columbus Core Plus	$27,574,869	$—	$—	$27,574,569	$40,410,331	$—	$—	$40,410,331
Columbus Core	945,985	—	—	945,985	2,269,754	—	—	2,269,754
Mastholm
International Equity	944,668	—	—	944,668	5,738,700	—	—	5,738,700
Netols Small Cap Value	28,623	—	—	28,623	105,774	—	34,387	140,161
Phocas Small Cap Value	50,863	—	—	50,863	—	—	—	—

Hexam Emerging Markets Fund commenced operations on December 20, 2010, therefore, there is no information to be reported in the prior fiscal period.

At June 30, 2010 the components of accumulated earnings/losses on a tax basis were as follows:

	Columbus	Columbus	Mastholm	Netols Small	Phocas Small
	Core Plus	Core	International	Cap Value	Cap Value
Cost of investments	$432,078,515	$68,402,748	$39,332,123	$135,931,321	$14,718,825
Gross unrealized appreciation	$12,712,356	$1,577,337	$2,326,521	$13,569,425	$1,723,931
Gross unrealized depreciation	(6,568,832)	(132,820)	(3,616,950)	(14,623,989)	(1,265,978)
Net unrealized appreciation/depreciation	6,143,524	1,444,517	(1,290,429)	(1,054,564)	457,953
Undistributed ordinary income	13,588,602	137,606	628,090	—	14,924
Total distributable earnings	13,588,602	137,606	628,090	—	14,924
Other accumulated losses	(5,621,718)	(4,794,975)	(106,489,230)	(4,890,134)	(4,201,808)
Total accumulated earnings/(losses)	$14,110,408	$(3,212,852)	$(107,151,569)	$(5,944,698)	$(3,728,931)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and swaps.

Hexam Emerging Markets Fund commenced operations on December 20, 2010, therefore, there is no information to be reported in the prior fiscal period.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2010, the Funds had the following capital loss carryforward available:

	Expiring
	6/30/15	6/30/16	6/30/17	6/30/18	Total
Columbus Core	$452,904	$—	$—	$4,294,089	$4,746,993
Mastholm International	—	—	18,645,962	85,177,200	103,823,162
Netols Small Cap Value	—	119,331	351,558	4,419,245	4,890,134
Phocas Small Cap Value	396,510	3,804,845	—	—	4,201,355

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year.  As of June 30, 2010, the following funds deferred, on a tax basis, post October losses of:

	Post-October	Post October
	Capital Loss Deferred	Currency Loss Deferred
Columbus Core Plus	$4,236,454	$169,779
Mastholm International	2,703,919	—

Hexam Emerging Markets Fund commenced operations on December 20, 2010, therefore, there is no information to be reported in the prior fiscal period.

(e)	When-Issued Securities

The Frontegra Columbus Core Plus and Columbus Core Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities. As of December 31, 2010, there were no when-issued securities held in any of the Funds.

(f)	Mortgage Dollar Rolls

The Frontegra Columbus Core Plus and Columbus Core Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.  For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale. As of December 31, 2010, there were no mortgage dollar rolls in any of the Funds.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

(g)	Futures Contracts

Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. There were no futures contracts open at December 31, 2010.

(h)	Credit Default Swaps

The Columbus Core Plus and Columbus Core Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller of protection in the transaction.  As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”).  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

At December 31, 2010, the Frontegra Columbus Core Plus and Columbus Core Funds had no credit default swap contracts outstanding.

(i)	Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency.  Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

(j)	Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(k)	Subsequent Events

On January 25, 2011, the Board of Directors (the “Board”) of the Company, on behalf of the Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund (the “Acquired Funds”), approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Acquired Funds would be reorganized with and into, respectively, the Scout Core Plus Bond Fund and Scout Core Bond Fund (f/k/a Scout Bond Fund) (the “Acquiring Funds”) (the “Reorganization”).  The Acquiring Funds will have the same investment objectives and substantially similar policies, strategies and restrictions as the Acquired Funds.  Scout Investments, Inc. (f/k/a Scout Investment Advisors, Inc.) (“SI”) is the investment adviser to the Acquiring Funds.

Additionally, the Board unanimously approved a new subadvisory agreement (the “New Agreement”) between the Company, on behalf of the Acquired Funds, and SI, subject to approval by shareholders of the Acquired Funds.  SI, through its Reams Asset Management division, has served as the subadviser to the Acquired Funds under an interim subadvisory agreement (the “Interim Agreement”) since November 30, 2010, which was approved by the Board on November 15, 2010 pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended.  The New Agreement will take effect upon expiration of the Interim Agreement if the Reorganization is not consummated.

The Plan and New Agreement require the approval of the shareholders of each Acquired Fund. Assuming shareholders of each Acquired Fund approve the Plan, the Reorganization is expected to close in April 2011.

In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events through the date of issuance for potential recognition or disclosure in these financial statements.

(l)	Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis.  All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences.  GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2010, the following table shows the reclassifications made:

	Columbus	Columbus	Mastholm	Netols Small	Phocas Small
	Core Plus	Core	International	Cap Value	Cap Value
Paid in capital	$—	$—	$8,464	$—	$1,788
Accumulated net investment income (loss)	1,657,905	66,146	(51,301)	(23,206)	(1,164)
Accumulated net realized gain (loss)	(1,657,905)	(66,146)	42,837	23,206	(624)

The permanent differences primarily relate to foreign currency, paydown, swap and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

Hexam Emerging Markets Fund commenced operations on December 20, 2010, therefore, there is no information to be reported in the prior fiscal period.

(3)	Investment Adviser and Related Parties

Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the “Adviser”), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds.  Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets).  Pursuant to expense cap agreements, the Adviser has agreed to waive its management fee and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below.  Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities.  On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee.  If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the Adviser.  The expense cap agreements will continue in effect until October 31, 2011 (October 31, 2012 for the Frontegra Phocas Small Cap Value Fund - Class L) with successive renewal terms of one year unless terminated by the Adviser or a Fund prior to any such renewal.

Frontegra Fund	Annual Advisory Fees	Expense Limitation
Columbus Core Plus - Institutional Class	0.40%	0.40%
Columbus Core Plus - Class Y	0.40%	0.80%
Columbus Core	0.42%	0.40%
Mastholm International Equity	0.95%	0.75%
Hexam Emerging Markets	0.90%	1.30%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value - Class L	1.00%	0.99%

Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Expenses attributable to a specific class may only be recouped with respect to that class.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

			Mastholm	Hexam	Netols	Phocas
	Columbus	Columbus	International	Emerging	Small Cap	Small Cap
	Core Plus	Core	Equity	Markets	Value	Value
2011	$802,439	$341,113	$2,007,759	$—	$110,227	$—
2012	542,331	276,351	1,057,926	—	111,209	—
2013	562,186	226,221	811,681	—	75,253	—
2014	304,505	114,330	190,915	8,700	21,600	57,689
	$2,211,461	$958,015	$4,068,281	$8,700	$318,289	$57,689

(4)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments for the Funds for the six months ended December 31, 2010 are summarized below:

			Mastholm	Hexam	Netols	Phocas
	Columbus	Columbus	International	Emerging	Small Cap	Small Cap
	Core Plus	Core	Equity	Markets	Value	Value
Purchases	$1,004,253,512	$168,419,502	$53,778,797	$344,158	$22,306,084	$3,314,307
Sales	$974,506,202	$153,778,627	$54,928,417	$—	$18,880,199	$3,493,543

Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Plus Fund were $634,463,999 and $566,366,193, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Fund were $109,930,377 and $91,494,140, respectively.

There were no purchases or sales of long-term U.S. Government securities for the Frontegra Mastholm International Equity Fund, the Frontegra Hexam Emerging Markets Fund, the Frontegra Netols Small Cap Value Fund or the Frontegra Phocas Small Cap Value Fund.

(5)	Directors Fees

The Independent Directors of the Funds were paid $25,000 in director fees during the period ended December 31, 2010. The Interested Director did not receive any remuneration from the Funds.

(6)	Line of Credit

The Frontegra Mastholm International Equity Fund has a $20 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At December 31, 2010, the Fund had no balance outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $1,271,000.

(7)	Distribution Plan and Shareholder Servicing Fee

Frontegra, on behalf of the Frontegra Columbus Core Plus Fund and the Frontegra Netols Small Cap Value Fund (collectively, the “Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the“12b-1 Plan”).  Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the “Distributor”) for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds.  For the period ended December 31, 2010, the Columbus Core Plus and Netols Small Cap Value Funds incurred $14,498 and $21,328, respectively, under the 12b-1 Plan.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services.  For the period ended December 31, 2010, the Columbus Core Plus and Netols Small Cap Value Funds incurred $8,698 and $12,797, respectively, in shareholder servicing expenses.

(8)	Other Derivative Information

At December 31, 2010, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilitiesas follows:

Columbus Core Plus Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$401,022	forward exchange contracts	$(234,994)
Total		$401,022	Total	$(234,994)

The Columbus Core Plus Fund held foreign exchange contracts during the last fiscal year with an average notional value of $13,579,001 for the year ended June 30, 2010.  The Columbus Core Plus Fund and Columbus Core Fund were parties to credit default swap contracts during the current period and had average notional values of $34,005,000 and $3,935,000, respectively for the six months ended December 31, 2010.  With respect to the Mastholm International Equity Fund, Hexam Emerging Markets Fund, Netols Small Cap Value Fund and Phocas Small Cap Value Fund, there were no derivative contracts that impacted the Statement of Assets and Liabilities as of December 31, 2010.

For the six months ended December 31, 2010, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Columbus Core Plus Fund

Net Realized Gain on Investments				Change in Net Unrealized Appreciation (Depreciation) on Investments
	Options	Contracts	Total		Options	Contracts	Total
Credit Default Swaps	$—	$3,045,886	$3,045,886	Credit Default Swaps	$—	$(207,958)	$(207,958)
Equity/Foreign				Equity/Foreign
exchange contracts		(410,503)	(410,503)	exchange contracts		(177,865)	(177,865)
Total	$—	$2,635,383	$2,635,383	Total	$—	$(385,823)	$(385,823)

Columbus Core Fund

Net Realized Gain on Investments				Change in Net Unrealized Appreciation (Depreciation) on Investments
	Options	Contracts	Total		Options	Contracts	Total
Credit Default Swaps	$—	$139,579	$139,579	Credit Default Swaps	$—	$(20,274)	$(20,274)
Total	$—	$139,579	$139,579	Total	$—	$(20,274)	$(20,274)

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

Credit default swaps are subject to credit risk.  Foreign exchange contracts are subject to foreign exchange risk and counterparty risk.  With respect to the Frontegra Mastholm International Equity Fund, Frontegra Hexam Emerging Markets Fund, Frontegra Netols Small Cap Value Fund and Frontegra Phocas Small Cap Value Fund, there were no derivative contracts that impacted the Statement of Operations during the period ended December 31, 2010.

(9)	Legislative Update

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by President Obama. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Management is currently in the process of evaluating the impact of the Modernization Act on the financial statements of the Funds.

BOARD OF DIRECTORS’ APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

Board Renewal of Advisory Agreement and Subadvisory Agreements

The Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”) met on August 23, 2010 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) with Frontegra Asset Management, Inc. (the “Adviser”) and the subadvisory agreements (each, a “Subadvisory Agreement”) for each of the following portfolios (each, a “Fund” and collectively, the “Funds”) of the Company:

•Frontegra Columbus Core Plus Fund (the “Columbus Core Plus Fund”);

•Frontegra Columbus Core Fund (the “Columbus Core Fund”);

•Frontegra Mastholm International Equity Fund (the “Mastholm International Equity Fund”); and

•Frontegra Netols Small Cap Value Fund (the “Netols Small Cap Value Fund”).

Board Renewal of Advisory Agreement

When the Board reviewed the Advisory Agreement on August 23, 2010, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser’s Form ADV and Code of Ethics, information regarding the Adviser’s compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the advisory fee payable by each Fund under the Advisory Agreement, the proposed expense cap agreements between the Company and the Adviser on behalf of each Fund and comparative fee and expense information provided by an independent third party.  The Board was also provided with the Adviser’s response to a detailed request submitted by the Company’s legal counsel on behalf of the Directors.

The Board considered whether the Advisory Agreement would continue to be in the best interests of each Fund and its shareholders and the overall fairness of the Advisory Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services provided by the Adviser; (2) each Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale have been or will be realized as each Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Fund’s shareholders.  In its deliberations, the Board did not identify any single factor as determinative.

In considering the Advisory Agreement, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board considered the Adviser’s background and services it would continue to provide to the Funds and their shareholders under the Advisory Agreement.  The Board discussed the fact that the Adviser had chosen each Fund’s investment strategy and had selected the subadvisers to make the day-to-day investment decisions for the Funds.  The Board noted that the Adviser has 15 years of experience in hiring and supervising subadvisers to portfolios in the Frontegra family of Funds.  The Board discussed the Adviser’s responsibilities for overseeing the subadvisers and for monitoring each Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the range of services to be provided by the Adviser was appropriate and that the Adviser was qualified to provide such services.

Performance Record of the Funds.  As described in more detail under “Board Renewal of Subadvisory Agreements,” the Board reviewed each Fund’s performance record for the period ended June 30, 2010.  The Board noted that one of the Funds had outperformed its benchmark index for the past one-, three-, five-, ten-year and since inception periods ended June 30, 2010, one of the Funds had outperformed its benchmark index for the past one-, three-, five-year and since inception periods ended June 30, 2010, one of the Funds underperformed its benchmark index for the one-, three-, five-year and since inception periods ended June 30, 2010 and one of the Funds outperformed its benchmark for the three-year and since-inception periods and slightly underperformed its benchmark for the one-year period ended June 30, 2010.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing qualified subadvisers to provide investment advisory services to the Funds in accordance with each Fund’s investment objective and strategy.

Advisory Fees.  The Board compared each Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the equity Funds’ advisory fees were above the industry average while the bond Funds’ advisory fees were below industry averages, and that the total expense ratios of the Institutional Class shares of the Funds, after giving effect to the contractual expense cap agreements, were well below industry averages.  The Board noted that the total expense ratios for the Funds that offer Class Y shares were equal to or slightly above industry averages.  The Board also noted that the total expense ratios for the Funds that offer Service Class shares were below industry averages.  The Board noted that overall, the Funds’ total expense ratios compared favorably to industry averages.  The Board concluded that the advisory fee to be paid by each Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the effect of the contractual expense cap agreements on the Adviser’s compensation.  The Board noted that the Adviser was reimbursing expenses to all of the Funds.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for all of the Funds.

Economies of Scale.  The Board reviewed net asset growth on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly.  However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between the Adviser and each Fund.

Benefits to the Adviser.  The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Funds (in addition to the advisory fee).  The Board noted that the Adviser’s affiliate, Frontier Partners, Inc. (“Frontier”), provided consulting services to, and was compensated by, one of the subadvisers.  However, the Board determined that the Adviser’s services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of each Fund’s shareholders.

Board Renewal of Subadvisory Agreements

Columbus Core Plus and Columbus Core Funds

When the Board reviewed the subadvisory agreement between the Adviser and Reams Asset Management Company, LLC (“Reams”) on behalf of the Columbus Core Plus Fund and Columbus Core Fund (the “Reams Subadvisory Agreement”) on August 23, 2010, the Board was provided materials relevant to its consideration of the Reams Subadvisory Agreement, such as Reams’ Form ADV and Code of Ethics, information regarding Reams’ compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees payable by each Fund and the Adviser under the Reams Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of each Fund.  The Board was also provided with the Reams’ responses to a detailed request submitted by the Company’s legal counsel on behalf of the Directors.

In approving the Reams Subadvisory Agreement between the Adviser and Reams, the Board considered the following factors and made the following conclusions with respect to each Fund.  In its deliberations, the board did not identify any single factor as determinative.

Columbus Core Plus Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Reams’ services to the Columbus Core Plus Fund took into account knowledge gained from Reams’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Reams’ investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Columbus Core Plus Fund and financial condition.  The Board also considered services provided by Reams under the Reams Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to the Columbus Core Plus Fund’s investment restrictions and assisting with the Columbus Core Plus Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Reams to the Columbus Core Plus Fund were appropriate and that the Columbus Core Plus Fund was likely to continue to benefit from services provided by Reams under the Reams Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the Columbus Core Plus Fund.  It noted that the Columbus Core Plus Fund had outperformed its benchmark index for the one-, three-, five-, ten-year and since inception periods ended June 30, 2010.  The Board also considered Reams’ quarterly portfolio commentary and review of the Columbus Core Plus Fund’s performance.  The Board concluded that Reams would continue to provide a high level of subadvisory services to the Columbus Core Plus Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the Reams Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the Columbus Core Plus Fund was appropriate in light of the Columbus Core Plus Fund’s investment style and in comparison to fees paid by separate account clients of Reams managed in the same style as the Columbus Core Plus Fund.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Columbus Core Plus Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Columbus Core Plus Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Columbus Core Plus Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Columbus Core Plus Fund’s assets increase.

Benefits to Reams.  The Board considered information presented regarding any benefits to Reams from serving as subadviser to the Columbus Core Plus Fund (in addition to the subadvisory fee).  The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions.  The Board believed that Reams generally benefits from its association with the Fund.  The Board concluded that the benefits realized by Reams from its relationship to the Fund were appropriate.

Columbus Core Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Reams’ services to the Columbus Core Fund took into account knowledge gained from Reams’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Reams’ investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Columbus Core Fund and financial condition.  The Board also considered services provided by Reams under the Reams Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to the Columbus Core Fund’s investment restrictions and assisting with the Columbus Core Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Reams to the Columbus Core Fund were appropriate and that the Columbus Core Fund was likely to continue to benefit from services provided by Reams under the Reams Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the Columbus Core Fund.  The Board noted that the Columbus Core Fund had outperformed its benchmark index for the one-, three-, five-year and since inception periods ended June 30, 2010.  The Board also considered Reams’ quarterly portfolio commentary and review of the Columbus Core Fund’s performance.  The Board concluded that Reams would continue to provide a high level of subadvisory services to the Columbus Core Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the Reams Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the Columbus Core Fund was appropriate in light of the Columbus Core Fund’s investment style and in comparison to fees paid by separate account clients of Reams managed in the same style as the Columbus Core Fund.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Columbus Core Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Columbus Core Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Columbus Core Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Columbus Core Fund’s assets increase.

Benefits to Reams.  The Board considered information presented regarding any benefits to Reams from serving as subadviser to the Columbus Core Fund (in addition to the subadvisory fee).  The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions.  The Board believed that Reams generally benefits from its association with the Fund.  The Board concluded that the benefits realized by Reams from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Reams Subadvisory Agreement were fair and reasonable and in the best interests of the shareholders of the Columbus Core Plus and Columbus Core Funds.

Mastholm International Equity Fund

When the Board reviewed the subadvisory agreement between the Adviser and Mastholm Asset Management, LLC (“Mastholm”) on behalf of the Mastholm International Equity Fund (the “Mastholm Subadvisory Agreement ”) on August 23, 2010, the Board was provided materials relevant to its consideration of the Mastholm Subadvisory Agreement, such as Mastholm’s Form ADV and Code of Ethics, information regarding Mastholm’s compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees payable by the Mastholm International Equity Fund and the Adviser under the Mastholm Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of the Mastholm International Equity Fund.  The Board was also provided with Mastholm’s responses to a detailed request submitted by the Company’s legal counsel on behalf of the Directors.

In approving the Mastholm Subadvisory Agreement between the Adviser and Mastholm, the Board considered the following factors and made the following conclusions.  In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Mastholm’s services to the Fund took into account knowledge gained from Mastholm’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered Mastholm’s non-U.S. equity investment strategy and experience as an international equity fund manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services provided by Mastholm under the Mastholm Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Mastholm to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Mastholm under the Mastholm Subadvisory Agreement.

Investment Performance of Mastholm.  The Board reviewed the performance record of the Mastholm International Equity Fund and noted that the Fund had underperformed its benchmark index for the one-, three-, five-year and since-inception periods ended June 30, 2010.  The Board also considered Mastholm’s quarterly portfolio commentary and review of the Fund’s performance, including discussion of the reasons for the Fund’s underperformance.  The Board also compared the Fund’s recent performance to the performance of Mastholm’s other accounts managed in the non-U.S. growth style.  The Board noted that Mastholm had been engaged as subadviser in November 2009 when it replaced the previous subadviser to the Fund.  The Board concluded that the Fund’s performance was satisfactory and that Mastholm would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Mastholm under the Mastholm Subadvisory Agreement.  The Board reviewed information regarding Mastholm’s fee structure for other investment fund portfolios.  The Board determined that the subadvisory fee payable was appropriate.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by the Adviser and that therefore the overall advisory fee paid by the Mastholm International Equity Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Mastholm or the profitability to Mastholm from its relationship with the Mastholm International Equity Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Mastholm International Equity Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Mastholm International Equity Fund’s assets increase.

Benefits to Mastholm.  The Board considered information presented regarding any benefits to Mastholm from serving as subadviser to the Mastholm International Equity Fund (in addition to the subadvisory fee).  The Board also noted that the Adviser’s affiliate, Frontier, provides consulting services to, and is compensated by, Mastholm.  The Board believed that Mastholm generally benefits from its association with the Fund.  The Board concluded that the benefits realized by Mastholm from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Mastholm Subadvisory Agreement were fair and reasonable and in the best interests of the shareholders of the Mastholm International Equity Fund.

Netols Small Cap Value Fund

When the Board reviewed the subadvisory agreement between the Adviser and Netols Asset Management, Inc. (“Netols”) on behalf of the Netols Small Cap Value Fund (the “Netols Subadvisory Agreement ”) on August 23, 2010, the Board was provided materials relevant to its consideration of the Netols Subadvisory Agreement, such as Netols’ Form ADV and Code of Ethics, information regarding Netols’ compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees payable by the Netols Small Cap Value Fund and the Adviser under the Netols Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of the Netols Small Cap Value Fund.  The Board was also provided with Netols’ responses to a detailed request submitted by the Company’s legal counsel on behalf of the Directors.

In approving the Netols Subadvisory Agreement between the Adviser and Netols, the Board considered the following factors and made the following conclusions.  In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Netols’ services to the Fund took into account knowledge gained from Netols’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Netols’ investment strategy and experience as a small-cap value manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services provided by Netols under the Netols Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Netols Subadvisory Agreement.

Investment Performance of Netols.  The Board reviewed the performance record of the Netols Small Cap Value Fund and noted that the Fund had outperformed its benchmark index for the three-year and since-inception periods and slightly underperformed its benchmark for the one-year period ended June 30, 2010.  The Board also considered Netols’ quarterly portfolio commentary and review of the Fund’s performance.  The Board also compared the Fund’s recent performance to the performance of Netols’ composite of other accounts managed in the small cap value style.  The Board concluded that the Fund’s performance was satisfactory and that Netols would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Netols under the Netols Subadvisory Agreement.  The Board determined that the subadvisory fee payable was appropriate in light of the Netols Small Cap Value Fund’s investment style.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by the Adviser and that therefore the overall advisory fee paid by the Netols Small Cap Value Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Netols or the profitability to Netols from its relationship with the Netols Small Cap Value Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Netols Small Cap Value Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Netols Small Cap Value Fund’s assets increase.

Benefits to Netols.  The Board considered information presented regarding any benefits to Netols from serving as subadviser to the Netols Small Cap Value Fund (in addition to the subadvisory fee).  Netols provided information to the Board regarding its policies of the use of soft dollar commissions.  The Board believed that Netols generally benefits from its association with the Fund.  The Board concluded that the benefits realized by Netols from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Netols Subadvisory Agreement were fair and reasonable and in the best interests of the shareholders of the Netols Small Cap Value Fund.

Board Approval of Advisory Agreement and Subadvisory Agreement for Sky International Equity Fund

On August 23, 2010, the Board also considered the approval of the Advisory Agreement and a subadvisory agreement with respect to the Frontegra Sky International Equity Fund (the “Sky International Equity Fund”), a series of the Company that had not yet commenced operations.

When the Board reviewed the Advisory Agreement on August 23, 2010, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser’s Form ADV and Code of Ethics and information regarding the Adviser’s compliance program, organizational structure and financial condition. The Board also reviewed the fee that would be payable by the Sky International Equity Fund under the Advisory Agreement, the proposed expense cap between the Fund and the Adviser and comparative fee and expense information provided by an independent third party.  The Board was also provided with the Adviser’s response to a detailed request submitted by the Company’s legal counsel on behalf of the Directors.

In approving the Advisory Agreement, the Directors considered the following factors and made the following conclusions.  In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided. The Board considered the Adviser’s background and services it would provide to the Fund and its shareholders. The Board discussed the fact that the Adviser had chosen the Fund’s investment strategy and had selected Sky Investment Counsel Inc. (“Sky”) to make the day-to-day investment decisions for the Fund. The Board noted that the Adviser has 15 years of experience in hiring and supervising subadvisers to other portfolios in the Frontegra family of funds. The Board discussed the Adviser’s responsibilities for overseeing Sky as subadviser to the Fund and for monitoring the Fund’s compliance with applicable requirements under the securities laws. The Board concluded that the range of services to be provided by the Adviser was appropriate.

Proposed Fees. The Board compared the Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group. The Board noted that the Fund’s advisory fee was slightly above the industry average and that the Fund’s total expense ratios for both Class Y and Institutional Class shares, after giving effect to the proposed expense cap agreement, were below the industry average. The Board concluded that the advisory fee and total expense ratios are competitive with those of comparable funds. The Board concluded that the proposed fee to be paid by the Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Adviser did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Fund had not yet commenced operations.

Economies of Scale. Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to the Adviser. The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Fund (in addition to the advisory fee). The Board noted that the Adviser’s affiliate, Frontier, provides consulting services to, and is compensated by, Sky. However, the Board determined that the Adviser’s services to the Fund would not be compromised by this potential conflict of interest.

The Board also reviewed the subadvisory agreement between the Adviser and Sky on behalf of the Sky International Equity Fund (the “Sky Subadvisory Agreement”) on August 23, 2010.  The Board was provided materials relevant to its consideration of the agreement, such as Sky’s Form ADV and Code of Ethics and information regarding Sky’s compliance program, performance track record, investment strategy, trading procedures, personnel and financial condition.

In approving the Sky Subadvisory Agreement between the Adviser and Sky regarding the Sky International Equity Fund, the Directors considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board considered Sky’s background as an independent manager of international equities, specializing in the management of EAFE (Europe, Australasia and Far East) equities. The Board reviewed information regarding Sky’s investment program and the investment experience of the portfolio manager for the Fund. The Board also determined that the Fund was likely to benefit from the fact that Sky’s main focus is EAFE investing.

Investment Performance of Sky. The Board reviewed historical performance data for Sky’s international equity composite of private accounts. The Board concluded that Sky appeared to have an effective EAFE value investment process.

Proposed Fee. The Board determined that the proposed subadvisory fee was appropriate in light of the Fund’s investment style and in comparison to the fees paid by other advisory clients of Sky. In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. Sky did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Fund had not yet commenced operations.

Economies of Scale.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Sky. The Board considered information presented regarding any benefits to Sky from serving as sub-adviser to the Fund (in addition to the subadvisory fee). Sky provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that Sky receives consulting services from Frontier, an affiliate of the Adviser.  The Board concluded that the benefits realized by Sky from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Sky Subadvisory Agreement were fair and reasonable and in the best interests of the Sky International Equity Fund.

Board Approval of New Advisory and Subadvisory Agreements for Frontegra Hexam Emerging Markets Fund

On August 23, 2010, the Board also considered the approval of the Advisory Agreement and a subadvisory agreement with respect to the Frontegra Hexam Emerging Markets Fund (the “Hexam Emerging Markets Fund”).

When the Board reviewed the Advisory Agreement, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser’s Form ADV and Code of Ethics and information regarding the Adviser’s compliance program, organizational structure and financial condition.  The Board also reviewed the fee that would be payable by the Hexam Emerging Markets Fund under the Advisory Agreement, the proposed expense cap between the Fund and the Adviser and comparative fee and expense information provided by an independent third party.  The Board was also provided with the Adviser’s response to a detailed request submitted by the Company’s legal counsel on behalf of the Directors.

In approving the Advisory Agreement, the Directors considered the following factors and made the following conclusions.  In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided.  The Board considered the Adviser’s background and services it would provide to the Fund and its shareholders.  The Board discussed the fact that the Adviser had chosen the Fund’s investment strategy and had selected Hexam Capital Partners LLP (“Hexam”) to make the day-to-day investment decisions for the Fund.  The Board noted that the Adviser has 15 years of experience in hiring and supervising subadvisers to other portfolios in the Frontegra family of funds.  The Board discussed the Adviser’s responsibilities for overseeing Hexam as subadviser to the Fund and for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the range of services to be provided by the Adviser was appropriate.

Proposed Fees.  The Board compared the Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Fund’s advisory fee was slightly below the industry average and that the Fund’s total expense ratio, after giving effect to the proposed expense cap agreement, was below the industry average.  The Board concluded that the advisory fee and total expense ratio are competitive with those of comparable funds.  The Board also noted that the Adviser expected to enter into a services agreement with a third party firm with respect to the Fund pursuant to which the Adviser would pay compensation to the firm for certain administrative services.  The Board concluded that the proposed fee to be paid by the Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Adviser did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Fund had not yet commenced operations.

Economies of Scale.  Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to the Adviser.  The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Fund (in addition to the advisory fee).  The Board noted that the Adviser’s affiliate, Frontier, provides consulting services to, and is compensated by, Hexam.  However, the Board determined that the Adviser’s services to the Fund would not be compromised by this potential conflict of interest.

The Board also reviewed the subadvisory agreement between the Adviser and Hexam on behalf of the Hexam Emerging Markets Fund (the “Hexam Subadvisory Agreement”) on August 23, 2010.  The Board was provided materials relevant to its consideration of the agreement, such as Hexam’s Form ADV and Code of Ethics and information regarding Hexam’s compliance program, performance track record, investment strategy, trading procedures, personnel and financial condition.

In approving the Hexam Subadvisory Agreement between the Adviser and Hexam regarding the Hexam Emerging Markets Fund, the Directors considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board considered Hexam’s background as a manager of international equities.  The Board reviewed information regarding Hexam’s investment program and the investment experience of the portfolio managers for the Fund.  The Board also determined that the Fund was likely to benefit from the fact that Hexam’s main focus is emerging markets investing.

Investment Performance of Hexam.  The Board reviewed historical performance data for Hexam’s emerging markets private accounts.  The Board concluded that Hexam appeared to have an effective emerging markets investment process.

Proposed Fee.  The Board determined that the proposed subadvisory fee was appropriate in light of the Fund’s investment style and in comparison to the fees paid by other advisory clients of Hexam.  In evaluating the sub-advisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  Hexam did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Fund had not yet commenced operations.

Economies of Scale.  Because the sub-advisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Hexam.  The Board considered information presented regarding any benefits to Hexam from serving as sub-adviser to the Fund (in addition to the sub-advisory fee).  Hexam provided information to the Board regarding its policies for the use of soft dollar commissions.  The Board also noted that Hexam receives consulting services from Frontier, an affiliate of the Adviser.  The Board concluded that the benefits realized by Hexam from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Hexam Subadvisory Agreement were fair and reasonable and in the best interests of the Hexam Emerging Markets Fund.

Board Approval of Interim Subadvisory Agreement for Columbus Core Plus Fund and Columbus Core Fund

The Board, including a majority of the Directors who are not interested persons of the Company or the Adviser, approved an interim subadvisory agreement (the “Interim Agreement”) between the Adviser and Scout Investment Advisors, Inc. (“Scout”) with respect to the Columbus Core Plus Fund and Columbus Core Fund (collectively, the “Frontegra Columbus Funds”) on November 15, 2010.  The Interim Agreement contains identical terms as the prior subadvisory agreement between the Adviser and Reams, the previous subadviser to the Frontegra Columbus Funds (the “Prior Agreement”), with respect to services provided and fee structure.  Pursuant to the Interim Agreement, Scout replaced Reams as the subadviser to the Frontegra Columbus Funds and is providing subadvisory services to the Funds, pending shareholder approval of a new advisory agreement.  The Interim Agreement was approved due to the acquisition by Scout of Reams, effective November 30, 2010, which resulted in an assignment of the Prior Agreement.

In reaching its decision, the Board considered that the terms of the Interim Agreement are substantially the same as the terms of the Prior Agreement.  The Board also considered a presentation by Scout and additional information provided in connection with the Interim Agreement, including Scout’s Form ADV and Code of Ethics, information regarding Scout’s compliance program, personnel and financial condition, memoranda prepared by the Company’s legal counsel and Scout’s responses to a detailed request submitted on behalf of the Board.  In approving the Interim Agreement, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services to be Provided.  The Board reviewed and considered Scout’s fixed income investment strategy and experience as a fixed income manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board considered that the services provided by Scout under the Interim Agreement would not change from those provided by Reams under the Prior Agreement, including the selection of fixed-income dealers for execution of portfolio transactions, monitoring adherence to the Frontegra Columbus Funds’ investment restrictions and assisting with the Funds’ compliance with applicable securities laws and regulations.  The Board noted that the same investment management personnel from Reams would continue to handle the day-to-day portfolio management of the Frontegra Columbus Funds under the Interim Agreement.  The Board concluded that the nature, extent and quality of the services provided by Scout to the Frontegra Columbus Funds were appropriate and that the Funds were likely to benefit from services provided by Scout under the Interim Agreement.

Investment Performance of Scout.  The Board reviewed the investment performance record for Reams because the Reams investment management team would continue to provide investment management subadvisory services to the Frontegra Columbus Funds under the Interim Agreement.  The Board concluded that Reams would continue to employ an effective fixed-income investment process as part of Scout.

Subadvisory Fees.  The Board considered that the subadvisory fees payable by the Adviser to Scout under the Interim Agreement are identical to the fees payable by the Adviser to Reams under the Prior Agreement.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fees paid by the Frontegra Columbus Funds are not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Scout under the Interim Agreement or the profitability to Scout from its relationship with the Frontegra Columbus Funds because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fees are not paid by the Frontegra Columbus Funds, the Board did not consider whether the fees should reflect any potential economies of scale that might be realized as the Funds’ assets increase.

Benefits to Scout.  The Board considered information presented regarding any benefits to Scout from serving as subadviser to the Frontegra Columbus Funds (in addition to the subadvisory fee).  The Board concluded that such potential benefits were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interests of the shareholders of the Frontegra Columbus Funds.

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A Note on Forward-Looking Statements

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser’s, subadvisers’ or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds.  Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund’s position in the securities may have changed.

Additional Information

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds’ investment adviser (the “Adviser”), the authority to vote proxies.  The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund’s subadviser.  A description of the Frontegra Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100.  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund’s portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:  /s/William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:   March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:   March 1, 2011

By:  /s/Elyce D. Dilworth
Elyce  D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:   March 1, 2011

* Print the name and title of each signing officer under his or her signature.